WARBURG PINCUS ADVISOR FUNDS                                    OCTOBER 31, 1999
INTERNATIONAL EQUITY FUND
EMERGING MARKETS FUND
GLOBAL POST-VENTURE CAPITAL FUND

                                        A

                                  ANNUAL REPORT

More complete information about the Funds, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, MA 02205-9030.

[GRAPHIC OMITTED]
WARBURG PINCUS

                                                               [GRAPHIC OMITTED]
                                                                   CREDIT SUISSE
                                                                ASSET MANAGEMENT

From time to time, the Funds' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods.

The views of the Funds' management are as of the date of the letters and portfolio holdings described in this document are as of October 31, 1999; these views and portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("CSAM LLC") or any affiliate, are not FDIC insured and are not guaranteed by CSAM LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Warburg Pincus International Equity Fund
Annual Investment Adviser's Report -- October 31, 1999
--------------------------------------------------------------------------------


                                                                December 9, 1999

Dear Shareholder:

     For the 12 months ended October 31, 1999, Warburg Pincus International Equity Fund Advisor Class shares had a return of 30.78%, vs. a return of 25.98% for the Morgan Stanley All Country World Excluding the U.S. Index. Harold W. Ehrlich, P. Nicholas Edwards, Vincent J. McBride and Harold E. Sharon serve as Co-Portfolio Managers.

Manager Commentary

     The period was a positive one for almost all foreign stock markets, though results varied by region. Asian/Pacific markets were the clear standouts, fueled by growing confidence that the worst of the region's economic difficulties were finally behind it. European markets had generally solid returns in local-currency terms, though for dollar-based, or unhedged, investors, these gains were pared by weakness in European currencies vs. the dollar during the period. Latin American markets, shaking off a mid-period financial crisis in Brazil, the region's economic powerhouse, ultimately saw healthy gains, as did most of the rest of the emerging-market universe.

     Against this backdrop, the Fund registered a healthy gain for the 12 months, and outperformed its benchmark. Supporting the Fund's performance was our decision to increase its exposure to Asia, given the impressive rebound in these markets through the period (our concentration on Japanese technology and financial stocks proved particularly beneficial). One factor that hampered the Fund somewhat was its exposure to European currencies, which were hindered by the surprisingly weak debut of the euro vs. the dollar. This reduced the local-currency share-price returns (which, overall, were solid) generated by the Fund's European holdings.

     With respect to regional strategies, we increased, as noted, our weighting in Asia during the period (Asian/Pacific markets accounted for roughly 44% of the fund on October 31, up from about a 15% weighting at the start of the period.) This reflected our view that a large number of long-struggling stocks here were attractively priced, given improving financial and economic conditions across the region. Our increased presence here was also based on the fair amount of genuine restructuring taking place within Asia on both industry and company levels. By country, our particular focus was on Japan, where we were modestly overweighted at the end of the period. We also held small but still-meaningful weightings in Singapore (where we favored banking stocks) and South Korea (where our bias was toward electronics companies).

Warburg Pincus International Equity Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

     We decreased our emphasis on Europe during the period, in general because we saw more compelling stocks in Asia. That notwithstanding, we believe the backdrop for European equities will remain supportive (and we could well raise our weighting here over the near-to-intermediate term). One obvious reason for optimism concerning Europe is the general improvement in the region's economic health. While forecasts vary widely by country, aggregate output is projected to continue to rise, with positive implications for corporate earnings, particularly within certain sectors. Also favorable for equity markets is the ongoing crush of merger and acquisition ("M&A") activity, which for 1999 is projected to reach record levels, perhaps exceeding the level of M&A activity within the U.S. for the first time. Expectations of continued, if not accelerated, activity should maintain broad upward pressure on share prices, especially in those industries in which such activity is heaviest, particularly banking, energy and telecommunications.

     Elsewhere of note, we raised our weighting in Canada during the period, adding several energy-services and technology-related issues that we judged to represent good value. We largely avoided Latin American markets through the period, deeming most stocks here to be expensive from a risk-reward perspective, though we will continue to closely monitor the region for buying opportunities.

     Looking out over the next 12 months, we believe that foreign stock markets generally stand to continue to benefit from an improving global economy, particularly if Japan and/or Europe surprise on the up side (we believe that each has the potential to show better-than-expected growth). That said, these markets are likely to remain volatile, necessitating in our view continued careful stock selection. Set within this environment, we will continue to strive to identify markets and companies we deem to have the brightest long-term prospects.

Harold W. Ehrlich                          P. Nicholas Edwards
Co-Portfolio Manager                       Co-Portfolio Manager

Vincent J. McBride                         Harold E. Sharon
Co-Portfolio Manager                       Co-Portfolio Manager

     International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. These are detailed in the Fund's Prospectus, which should be read carefully before investing.

Warburg Pincus International Equity Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

      Growth of $10,000 Invested in Advisor Class shares of Warburg Pincus
        International Equity Fund since Inception as of October 31, 1999

     The graph below illustrates a hypothetical investment of $10,000 in Advisor Class shares of Warburg Pincus International Equity Fund (the "Fund") from April 5, 1991 (inception) to October 31, 1999, compared to the Morgan Stanley All Country World Excluding the U.S. Index ("MSCI")* for the same time period.

                                   [GRAPHIC]

          In the printed version of the document, a line graph appears which depicts the following plot points:

                                  Fund           MSCI
                                 -------        -------
                                 10000          10000
                  Apr-91         9847.79        10127.9
                  May-91         10000          10260.8
                  Jun-91         9519.33        9580.69
                  Jul-91         10069.8        10029.7
                  Aug-91         9993.39        9835.87
                  Sep-91         10337.5        10327.9
                  Oct-91         10444.5        10478.1
                  Nov-91         10062.2        10018.5
                  Dec-91         10409.2        10520.3
                  Jan-92         10510.4        10429.6
                  Feb-92         10417          10098.7
                  Mar-92         10222.5        9507.69
                  Apr-92         10401.5        9534.12
                  May-92         10821.6        10089.7
                  Jun-92         10346.6        9613.44
                  Jul-92         9909.67        9392.33
                  Aug-92         9933.07        9862.04
                  Sep-92         9753.61        9641.72
                  Oct-92         9519.52        9248.92
                  Nov-92         9738           9314.95
                  Dec-92         9906.62        9378.48
                  Jan-93         10143.1        9376.14
                  Feb-93         10363.7        9686.49
                  Mar-93         11025.8        10486.4
                  Apr-93         11679.9        11386.2
                  May-93         11884.8        11624
                  Jun-93         11606.2        11478
                  Jul-93         12032          11842.1
                  Aug-93         12788.9        12447.2
                  Sep-93         12733.7        12203
                  Oct-93         13332.9        12638.9
                  Nov-93         13104.3        11735.1
                  Dec-93         14917.1        12714.9
                  Jan-94         16323.5        13756.8
                  Feb-94         15936.3        13629.8
                  Mar-94         14648.5        13001
                  Apr-94         14956.6        13454.2
                  May-94         15446.5        13469
                  Jun-94         15225.2        13561.4
                  Jul-94         15730.9        13811.6
                  Aug-94         16410.4        14284.6
                  Sep-94         16031.2        13985.1
                  Oct-94         16102.3        14316.1
                  Nov-94         15407          13635.1
                  Dec-94         14878.8        13618.7
                  Jan-95         13592.8        12961.8
                  Feb-95         13348.6        12890.1
                  Mar-95         14219.5        13608.3
                  Apr-95         14642.7        14092.1
                  May-95         14626.4        14016.3
                  Jun-95         14479.4        13821.6
                  Jul-95         15392.1        14574.6
                  Aug-95         15620.2        14056.3
                  Sep-95         15962.4        14316.3
                  Oct-95         15612.1        13935.8
                  Nov-95         15848.4        14227.2
                  Dec-95         16345          14781.2
                  Jan-96         16805.3        14946.3
                  Feb-96         16830.4        14948.9
                  Mar-96         16989.4        15239.5
                  Apr-96         18002.1        15781.1
                  May-96         17608.8        15517.9
                  Jun-96         17818          15609.6
                  Jul-96         16930.9        15073.8
                  Aug-96         17081.5        15160.5
                  Sep-96         17349.3        15532.9
                  Oct-96         17156.8        15372.9
                  Nov-96         17893.3        15956.6
                  Dec-96         17989.7        15764.3
                  Jan-97         17981          15487
                  Feb-97         18172.2        15777.7
                  Mar-97         18024.4        15751.5
                  Apr-97         18372          15895.2
                  May-97         19623.5        16855.4
                  Jun-97         20457.8        17795.1
                  Jul-97         21066.1        18160.1
                  Aug-97         19293.2        16771.4
                  Sep-97         20153.6        17619.3
                  Oct-97         17850.6        16070.6
                  Nov-97         17293.7        15865.2
                  Dec-97         17117.3        16035.3
                  Jan-98         17168.6        16510.9
                  Feb-98         18446          17634.6
                  Mar-98         19510.3        18230.8
                  Apr-98         20017.6        18343.1
                  May-98         19967.5        17987.5
                  Jun-98         19258.7        17907.4
                  Jul-98         19553.3        18080.1
                  Aug-98         16573.4        15522.6
                  Sep-98         15812.7        15204
                  Oct-98         16695          16795.9
                  Nov-98         17576.5        17695.2
                  Dec-98         17840.2        18293.8
                  Jan-99         17961.5        18275.7
                  Feb-99         17352.6        17887.6
                  Mar-99         18031.1        18769.4
                  Apr-99         18335.8        19728.5
                  May-99         17686.7        18833.8
                  Jun-99         19055.7        19746.3
                  Jul-99         20099.9        20166.9
                  Aug-99         20475.8        20281.9
                  Sep-99         20850.5        20389.4
                  Oct-99         21834.6        21160.1

                                                                          Fund
                                                                         ------
1 Year Total Return (9/30/98 to 9/30/99) ..............................  31.86%
3 Year Average Annual Total Return (9/30/96 to 9/30/99) ...............   6.31%
5 Year Average Annual Total Return (9/30/94 to 9/30/99) ...............   5.39%
Average Annual Total Return Since Inception
   (4/05/91 to 9/30/99) ...............................................   9.03%

----------
* The Morgan Stanley All Country World Excluding the U.S. Index is a market-capitalization weighted index of companies listed on stock exchanges outside of the United States.

Warburg Pincus Emerging Markets Fund
Annual Investment Adviser's Report -- October 31, 1999
--------------------------------------------------------------------------------

                                                                December 9, 1999

Dear Shareholder:

     For the 12 months ended October 31, 1999, Warburg Pincus Emerging Markets Fund Advisor Class shares had a return of 40.22%, vs. a return of 44.62% for the Morgan Stanley Emerging Markets Free Index. Harold E. Sharon joins Vincent J. McBride as the Fund's Co-Portfolio Manager.

Manager Commentary

     Most emerging markets had impressive gains for the 12 months, buoyed by a vast improvement in investor sentiment toward the group. This reflected a global easing of monetary policy early in the period, an apparent rebound in Japan's long-dormant economy and a flow of encouraging news regarding emerging-market economies. Combined, these developments helped reverse the risk-avoidance mindset that had plagued the group since the Asia crisis erupted in late 1997.

     Against this backdrop, the Fund had a substantial gain in absolute terms, performing roughly in line with its benchmark. The Fund benefited from the generally healthy environment for emerging markets, and from good showings from a number of its holdings, in particular its technology stocks. One factor that hampered the Fund, in relative terms at least, was its underweighting in Latin America early in 1999, when these markets rose strongly.

     We remained, through the period, fairly broadly diversified in terms of sector exposure, with a bias in favor of the technology and financial areas. With regard to the former, roughly 20% of the Fund was invested in semiconductor, software and other technology stocks at the end of the period. In general, we believe that emerging-market technology companies have good longer-term prospects, given an improving global economy and the increasing demand for outsourcing services from developed-world companies. We also had an approximately 20% weighting in the financial segment at the end of the period. Many emerging-market financial companies are in the midst of aggressive restructuring programs, lowering costs and improving their capital management and returns. These companies also stand to benefit from a more-supportive interest-rate backdrop (while absolute interest rates within emerging markets remain generally high, most are considerably below levels seen a year ago).

Warburg Pincus Emerging Markets Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

     With respect to the Fund's regional allocation, we raised our exposure to Asia during the period, ending the 12 months with a modest overweighting. This reflected our view that a large number of Asian stocks were attractively priced, given the region's improving macroeconomic prospects and ongoing restructuring activity here. By country, we significantly increased our weighting in South Korea, where the economy is growing at a healthy clip, boosted by rising exports. We also raised our position in India over the course of the period, a move based on company-specific considerations as well as top-down ones (e.g., we believe that India's macroeconomic backdrop could improve as a result of political trends, given the increasing popularity of India's reform-minded Bharatiya Janata Party, or BJP). Asian countries in which we had smaller, though still-meaningful weightings included Singapore and Malaysia.

     We lowered our exposure to Latin America, in general because we saw more compelling stocks in Asia. That said, we believe our holdings here represent good value, and we continued to find buying opportunities within the region. Most specifically, we added a few economically-sensitive stocks from Brazil and Mexico during the latter part of the period, deeming their valuations to be attractive on both an absolute and relative (i.e., compared to valuations on stocks of similar global companies) basis.

     Elsewhere, noteworthy country allocations for the Fund continued to include South Africa, where our focus remained on financial-services and resources companies that we believe will benefit from a recovery in certain commodity prices. One area in which we were underweighted at the end of the period was Eastern Europe, reflecting our near-term concerns regarding current-account deficits, inflation and interest rates here.

     Looking ahead, our outlook on the longer-term prospects for emerging markets remains positive. This largely reflects optimism over the global economy. Notably, the world's economic powerhouses-Japan, Europe and the U.S., regions that account for the bulk of emerging markets' customers-are all projected to grow over the next year and beyond, in welcome contrast to recent years. Assuming those projections are accurate, numerous emerging-market companies across a range of industries stand to continue to see significant revenue and earnings improvements. Our optimism is also based on the group's valuations, which, despite these markets' recent rally, range from reasonable to very compelling. We would caution investors, however, that emerging markets can be extremely volatile over the short term, and therefore individuals with relatively low tolerance for risk would probably

Warburg Pincus Emerging Markets Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

be best served by a more conservative investment. But for those with a longer-term investment horizon, and a sufficiently high threshold for risk, we believe emerging markets remain attractive for their significant long-term-return potential, and we will continue to strive to identify companies with the best long-term prospects.

Harold E. Sharon                           Vincent J. McBride
Co-Portfolio Manager                       Co-Portfolio Manager

     International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging-market investments. These are detailed in the Fund's Prospectus, which should be read carefully before investing.

Warburg Pincus Emerging Markets Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

      Growth of $10,000 Invested in Advisor Class shares of Warburg Pincus
          Emerging Markets Fund since Inception as of October 31, 1999

     The graph below illustrates a hypothetical investment of $10,000 in Advisor Class shares of Warburg Pincus Emerging Markets Fund (the "Fund") from December 30, 1994 (inception) to October 31, 1999, compared to the Morgan Stanley Emerging Markets Free Index for the same time period.

                                   [GRAPHIC]

          In the printed version of the document, a line graph appears which depicts the following plot points:

                                  Fund                 MSCI
                                 -------              -------
                                 10000                10000
            Jan-95               9860                 8936.2
            Feb-95               9890                 8707.08
            Mar-95               10410                8762.45
            Apr-95               10570                9155.54
            May-95               11230                9642.52
            Jun-95               10928                9671.06
            Jul-95               11770.2              9888.08
            Aug-95               11639.8              9655.31
            Sep-95               11840.3              9609.64
            Oct-95               11329                9241.98
            Nov-95               11248.8              9077.2
            Dec-95               11702.7              9479.77
            Jan-96               12422.1              10153.5
            Feb-96               12553.8              9992.26
            Mar-96               12867.9              10070
            Apr-96               13931.8              10472.6
            May-96               13577.2              10426.1
            Jun-96               13415.1              10491.2
            Jul-96               12452.5              9774.3
            Aug-96               12523.4              10024.4
            Sep-96               12746.3              10111.2
            Oct-96               12371.4              9841.77
            Nov-96               12746.3              10007.1
            Dec-96               12842.5              10052.1
            Jan-97               13653.4              10737.7
            Feb-97               13977.7              11197.7
            Mar-97               13663.5              10903.5
            Apr-97               13987.9              10923
            May-97               14727.8              11235.5
            Jun-97               15224.5              11836.9
            Jul-97               15366.4              12013.5
            Aug-97               13572.3              10484.9
            Sep-97               13764.9              10775.5
            Oct-97               11018                9007.49
            Nov-97               10409.8              8678.71
            Dec-97               10251.6              8887.87
            Jan-98               9463.22              8190.88
            Feb-98               10795.6              9045.77
            Mar-98               11073.1              9438.17
            Apr-98               10944.6              9335.39
            May-98               9410.2               8056.16
            Jun-98               8813.59              7211.07
            Jul-98               8706.95              7439.66
            Aug-98               6127.95              5288.85
            Sep-98               6330.17              5624.38
            Oct-98               6863.17              6216.68
            Nov-98               7129.47              6733.72
            Dec-98               7054.61              6636.09
            Jan-99               6617.93              6529.05
            Feb-99               6490.2               6592.57
            Mar-99               7150.9               7461.28
            Apr-99               8099.11              8384.24
            May-99               8365.57              8335.61
            Jun-99               9420.47              9281.7
            Jul-99               9378.08              9029.24
            Aug-99               9453.1               9111.4
            Sep-99               9218.67              8803.44
            Oct-99               9623.37              8990.95

                                                                          Fund
                                                                         ------
1 Year Total Return (9/30/98 to 9/30/99) ..............................   45.62%
3 Year Average Annual Total Return (9/30/96 to 9/30/99) ...............  -10.24%
Average Annual Total Return Since Inception
   (12/30/94 to 9/30/99) ..............................................   -1.70%

----------
* The Morgan Stanley Emerging Markets Free Index is a market-capitalization weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.

Warburg Pincus Global Post-Venture Capital Fund
Annual Investment Adviser's Report -- October 31, 1999
--------------------------------------------------------------------------------

                                                                December 9, 1999

Dear Shareholder:

     For the 12 months ended October 31, 1999, Warburg Pincus Global Post-Venture Capital Fund Advisor Class shares had a return of 83.06%, vs. returns of 23.89% for the Lipper Global Funds Index, 23.50% for the Morgan Stanley World Index and 29.28% for the Russell 2000 Growth Index.

     The period was a positive one for the vast majority of the world's stock markets, supported by improving financial and economic conditions within emerging markets, an apparent revival in Japan's economy and better-than-expected growth in the U.S. These factors encouraged investors to embrace risk in pursuit of potentially significant longer-term rewards, a sentiment that particularly benefited the aggressive-growth stocks targeted by the Fund.

     Against this backdrop, the Fund had solid performance, both in absolute terms and compared to its benchmarks. Driving the Fund's return were good showings from a number of its holdings, both foreign and domestic, with particularly noteworthy performances from its technology, communications, media and consumer-related stocks.

     We continued, through the period, to increase the Fund's exposure to foreign companies (as of October 31, roughly 75% of the Fund was invested in non-U.S. companies, up from approximately 35% at the start of the period). This reflected the more-hospitable environment for foreign investing as well as venture capital's expanding presence overseas. We added a number of stocks from Europe, where venture capitalists are aggressively targeting opportunities created by a region-wide deregulation trend (one that is revitalizing traditional industries while spawning entire new industries). We also added several Asian stocks. Venture-capital activity in Asia, while relatively modest, is on the rise, and continues to play an important role in the wave of restructurings sweeping the region, often with very positive results.

     With respect to sector allocation, we remained fairly heavily biased toward the technology area-broadly defined to include computer-related firms, electronics manufacturers and telecommunications companies-which remains by far the largest recipient of venture financing globally (at period end, technology companies accounted for roughly a third of the Fund). The remainder of the Fund was broadly diversified, with weightings in such diverse sectors as the media, business-services, real-estate, financial, health-care, energy and consumer-services areas.

Warburg Pincus Global Post-Venture Capital Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

     Looking ahead, we expect to see an ever-lengthening list of investment opportunities from which to choose, given continued strong flows into venture-capital pools both at home and abroad. In terms of regional emphasis, we plan to maintain a healthy weighting in the U.S., while seeking opportunities to further increase our foreign exposure (many foreign venture-backed companies receive little analyst coverage, and hence can be significantly undervalued). Overall, our focus will remain on highly innovative companies with proactive, motivated managements, and we will continue to strive to identify stocks with the best long-term-growth potential.

Elizabeth B. Dater             Harold E. Sharon             J. H. Cullum Clark
Co-Portfolio Manager           Co-Portfolio Manager         Co-Portfolio Manager

     International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. There are also special risk considerations associated with post-venture-capital investments. These are detailed in the Fund's Prospectus, which should be read carefully before investing.

Warburg Pincus Global Post-Venture Capital Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

      Growth of $10,000 Invested in Advisor Class shares of Warburg Pincus Global Post-Venture Capital Fund since Inception as of October 31, 1999

     The graph below illustrates a hypothetical investment of $10,000 in Advisor Class shares of Warburg Pincus Global Post-Venture Capital Fund (the "Fund") from September 30, 1996 (inception) to October 31, 1999, compared to the Lipper Global Funds Index ("Lipper")*, the Morgan Stanley World Index ("MSCI")** and the Russell 2000 Growth Index ("Russell")*** for the same period.

[GRAPHIC]

             In the printed version of the document, a line appears
                    which depicts the following plot points:

                  Fund           Russell        Lipper         MSCI
                  -------        -------        -------        -------
                  10000          10000          10000          10000
      Oct-96      9850           9568.7         10003          10055.9
      Nov-96      10009.6        9834.81        10476.1        10603.2
      Dec-96      10049.6        10026.6        10492.9        10419.2
      Jan-97      10330          10277          10726.9        10529.6
      Feb-97      9740.15        9656.52        10792.3        10635.5
      Mar-97      9119.7         8975.16        10662.8        10410.1
      Apr-97      9159.83        8871.4         10798.2        10735.2
      May-97      10089.5        10204.9        11458          11382.4
      Jun-97      10360          10550.9        11948.4        11935
      Jul-97      11120.4        11091.5        12545.8        12469.7
      Aug-97      10940.2        11424.4        11850.8        11620.4
      Sep-97      11720.3        12336.1        12589.1        12236.6
      Oct-97      11110.8        11595.2        11797.2        11577.3
      Nov-97      10970.8        11319.2        11822          11767
      Dec-97      10885.2        11326          11962.7        11895.1
      Jan-98      10646.8        11175          12096.9        12211.4
      Feb-98      11840.4        12161.5        12913.5        13021.8
      Mar-98      12650.2        12671.7        13563.3        13555.9
      Apr-98      13366.2        12749.4        13760.8        13672.5
      May-98      12847.6        11823.2        13643.1        13485.4
      Jun-98      13044.2        11944.1        13685.5        13789.7
      Jul-98      12411.6        10946.7        13691.4        13751.6
      Aug-98      9806.38        8419.73        11697.3        11901.7
      Sep-98      10221.2        9273.4         11704          12096.1
      Oct-98      10853.9        9757.1         12478.8        13173.4
      Nov-98      11787.3        10514          13166.2        13940.6
      Dec-98      12947.2        11465.5        13713.1        14605.3
      Jan-99      13507.8        11981.2        13999.7        14908.6
      Feb-99      14058.9        10885.2        13595.8        14495.6
      Mar-99      15149.9        11272.9        14062.4        15082.7
      Apr-99      16064.9        12268.4        14700.4        15660.7
      May-99      15804.7        12287.8        14268.1        15071.8
      Jun-99      18308.2        12935.1        14987.1        15758.4
      Jul-99      19056.9        12534.1        15027.5        15694.2
      Aug-99      19150.3        12065.3        15011.9        15648.7
      Sep-99      19223.1        12298.2        14881.3        15479.7
      Oct-99      19836.3        12613.2        15460.2        16267.6

                                                                          Fund
                                                                         ------
1 Year Total Return (9/30/98 to 9/30/99) ..............................  88.39%
3 Year Average Annual Total Return (9/30/96 to 9/30/99) ...............  24.41%
Average Annual Total Return Since Inception
   (9/30/96 to 9/30/99) ...............................................  24.38%


----------
* The Lipper Global Funds Index is an equal-weighted performance index, adjusted for capital-gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Inc.

** The Morgan Stanley World Index is a market-weighted average of the performance of securities listed on the stock exchanges of all developed countries.

*** The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.

Warburg Pincus International Equity Fund
Statement of Net Assets--October 31, 1999
--------------------------------------------------------------------------------

                                                          Number
                                                            of
                                                          Shares        Value
                                                         -------     -----------
COMMON STOCKS (86.7%)
Canada (4.1%)
    Anderson Exploration, Ltd.+                          439,800     $ 5,666,062
    Berkley Petroleum Corp.+                             294,300       2,601,061
    Canadian Hunter Exploration, Ltd.                    244,300       3,986,131
    Canadian Natural Resources, Ltd.+                    418,000       9,207,424
    OCI Communications, Inc.+#                           380,700       3,105,854
    Precision Drilling Corp.+                             97,700       2,288,235
    Research in Motion, Ltd.+                            178,100       5,527,408
    Rogers Communications, Inc. Class B+                 810,000      16,410,361
                                                                     -----------
                                                                      48,792,536
                                                                     -----------
Denmark (1.2%)
    International Service System AS Class B+              80,000       4,287,348
    Tele Danmark AS Class B                              157,000       9,570,114
                                                                     -----------
                                                                      13,857,462
                                                                     -----------
France (8.0%)
    Alstom SA+                                           340,400      10,303,985
    Coflexip SA                                           18,800       1,481,980
    Coflexip SA ADR                                       39,100       1,549,337
    Elf Aquitaine SA                                          11           1,619
    Lagardere Groupe SCA                                 274,400      11,103,707
    Publicis SA                                           15,025       3,793,243
    Rhone Poulenc, Ltd. Class A                          295,863      16,543,426
    Societe Generale d'Entreprises SA                    447,300      20,779,942
    Suez Lyonnaise des Eaux SA                            64,800      10,454,579
    Total Cie Franc des Petroles Class B                 145,407      19,638,649
                                                                     -----------
                                                                      95,650,467
                                                                     -----------
Germany (6.4%)
    Fresenius Medical Care AG                            142,600       9,914,539
    Hannover Rueckversicherungs AG                        94,600       7,109,194
    Mannesmann AG                                         84,000      12,951,872
    Metallgesellschaft AG                                700,000      14,589,618
    Siemens AG                                           255,500      22,826,167
    Viag AG                                              528,400       9,796,807
                                                                     -----------
                                                                      77,188,197
                                                                     -----------
Hong Kong (0.6%)
    SmarTone Telecommunications Holdings, Ltd.         2,176,000       7,673,885
                                                                     -----------
Hungary (1.3%)
    Magyar Tavkozlesi                                    916,600       5,331,588
    OTP Bank                                             229,100      10,401,863
                                                                     -----------
                                                                      15,733,451
                                                                     -----------
India (0.0%)
    Bharat Petroleum Corp., Ltd.                             200           1,337
    Hindalco Industries, Ltd.                                203           3,383
    Mahanagar Telephone Nigam, Ltd.                          300           1,185
    Reliance Industries, Ltd.                             11,974          64,451
    State Bank of India, Ltd.                              6,250          35,722
                                                                     -----------
                                                                         106,078
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus International Equity Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                       Number
                                                         of
                                                       Shares           Value
                                                     ---------      ------------
COMMON STOCKS (cont'd)
Ireland (0.7%)
    Bank of Ireland                                  1,084,200      $  8,455,445
                                                                    ------------
Israel (1.1%)
    ECI Telecommunications Limited Designs             141,600         4,124,100
    Orbotech, Ltd.                                     124,100         9,695,312
                                                                    ------------
                                                                      13,819,412
                                                                    ------------
Italy (2.7%)
    Banca Nazionale del Lavoro SpA+                  4,000,000        13,537,517
    Mediolanum SpA                                   1,586,800        12,892,135
    Tecnost SpA                                      3,203,680         6,162,024
                                                                    ------------
                                                                      32,591,676
                                                                    ------------
Japan (32.6%)
    Advantest Corp.                                    100,900        15,179,468
    Fuji Bank, Ltd.                                    652,000         8,934,070
    Fujitsu, Ltd.                                      467,000        14,051,162
    Hikari Tsushin, Inc.                                11,100         8,923,817
    Hoya Corp.                                         202,000        14,517,049
    Industrial Bank of Japan, Ltd.                   1,099,000        14,848,498
    KDD Corp.                                          100,000        12,552,696
    Matsushita Electric Industrial Group               144,000        24,174,768
    Nikko Securities Co., Ltd.                       1,300,000        12,207,737
    Nippon Telegraph & Telephone Corp.                     300         4,599,461
    NTT Mobile Communications Network, Inc.              2,250        59,721,129
    Orix Corp.                                         189,400        25,408,190
    Rohm Co., Ltd.                                     105,000        23,543,492
    Sakura Bank, Ltd.                                1,113,000         9,555,841
    Sanwa Bank, Ltd.                                   783,000        11,636,953
    Shohkoh Fund & Co., Ltd.                            52,560        32,132,296
    Softbank Corp.                                      59,800        24,811,602
    Sony Corp.                                         162,500        25,318,597
    Sumitomo Bank, Ltd.                                437,000         7,026,501
    Sumitomo Rubber Industries, Ltd.                 1,046,000         6,204,232
    Tokyo Electron, Ltd.                               120,000         9,957,833
    Tokyo Seimitsu Co., Ltd.                            90,000        10,961,091
    Toshiba Corp.                                    2,478,000        15,576,535
                                                                    ------------
                                                                     391,843,018
                                                                    ------------
Netherlands (2.9%)
    Corus Group PLC                                  5,984,351        11,510,424
    Getronics NV                                       113,200         5,639,595
    IHC Caland NV                                      150,000         6,503,369
    Libertel NV                                        275,000         5,202,695
    Vendex KBB NV                                      218,011         6,358,645
                                                                    ------------
                                                                      35,214,728
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus International Equity Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                         Number
                                                           of
                                                         Shares         Value
                                                       ---------     -----------
COMMON STOCKS (cont'd)
Norway (0.2%)
    Tandberg Television ASA+                             232,000     $ 2,750,427
                                                                     -----------
Portugal (1.9%)
    Portugal Telecom SA                                  507,220      22,604,004
                                                                     -----------
Singapore (4.3%)
    Chartered Semiconductor Manufacturing ADR+           101,300       3,361,894
    DBS Land, Ltd.                                     6,745,000      12,485,936
    Neptune Orient Lines, Ltd.+                        7,147,000      10,352,119
    Overseas Union Bank, Ltd.                          5,826,288      25,212,324
                                                                     -----------
                                                                      51,412,273
                                                                     -----------
South Korea (2.5%)
    Housing & Commercial Bank, Korea+                    244,000       6,448,353
    Hyundai Industrial Development & Construction        553,080       5,786,705
    Korea Electric Power Corp.                           218,000       6,379,157
    Shinhan Bank                                       1,126,400      11,926,034
                                                                     -----------
                                                                      30,540,249
                                                                     -----------
Spain (2.1%)
    Amadeus Global Travel Distribution SA+               483,800       2,893,352
    Banco Santander Central Hispano SA                   510,600       5,296,892
    Inmobiliaria Colonial SA+                             60,000         943,422
    Repsol SA                                            781,700      16,103,465
                                                                     -----------
                                                                      25,237,131
                                                                     -----------
Sweden (2.3%)
    SKF AB Series B                                      670,100      13,583,845
    Telefonaktiebolaget LM Ericsson ADR                  326,700      13,966,425
                                                                     -----------
                                                                      27,550,270
                                                                     -----------
Switzerland (1.9%)
    Roche Holding AG                                       1,141      13,703,322
    United Bank of Switzerland SA                         31,300       9,110,183
                                                                     -----------
                                                                      22,813,505
                                                                     -----------
Taiwan (2.5%)
    Taiwan Semiconductor Manufacturing Co.             6,842,850      30,398,275
                                                                     -----------
Turkey (0.6%)
    Yapi ve Kredi Bankasi AS                         470,000,000       6,843,189
                                                                     -----------
United Kingdom (6.8%)
    AstraZeneca Group PLC                                432,400      19,526,132
    British Aerospace PLC                              1,784,100      10,407,368
    British Telecommunications PLC                       580,157      10,505,095
    Corus Group PLC                                    4,168,000       7,933,555
    Corus Group PLC ADR                                   89,000       1,718,812

                 See Accompanying Notes to Financial Statements.


Warburg Pincus International Equity Fund
Statement of Net Assets (cont'd)--October 31, 1999
---------------------------------------------------------------------------------------------------

                                                                         Number
                                                                           of
                                                                         Shares          Value
                                                                       ---------     --------------
COMMON STOCKS (cont'd)
United Kingdom (cont'd)
    Marks & Spencer PLC                                                1,360,000     $    6,248,547
    Prudential Corp. PLC                                                 505,000          7,909,507
    Reed International PLC                                             1,174,500          6,841,692
    Smithkline Beecham PLC                                               853,800         10,983,843
                                                                                     --------------
                                                                                         82,074,551
                                                                                     --------------
TOTAL COMMON STOCK (Cost $792,018,202)                                                1,043,150,229
                                                                                     --------------
SINGAPORE EQUITY SWAP BASKETS (1.2%)
Singapore Equity Swap Basket 2
    Equity swap with Indosuez W.I. Carr, Ltd.
      dated 01/08/99 to expire on 01/08/01
    Development Bank of Singapore, Ltd.+                                 167,844          1,242,852
    Oversea-Chinese Banking Corp., Ltd.                                   24,750            183,150
    United Overseas Bank, Ltd.                                            72,427            536,268
    Overseas Union Bank, Ltd.                                            203,440          1,506,477
                                                                                     --------------
                                                                                          3,468,747
Singapore Equity Swap Basket 3
    Equity swap with Indosuez W.I. Carr, Ltd.
      dated 01/11/99 to expire on 01/08/01
    Development Bank of Singapore, Ltd.+                                 437,663          2,856,677
    Oversea-Chinese Banking Corp., Ltd.                                   15,000             97,683
    United Overseas Bank, Ltd.                                           214,290          1,399,034
    Overseas Union Bank, Ltd.                                            995,912          6,500,242
                                                                                     --------------
                                                                                         10,853,636
                                                                                     --------------
TOTAL EQUITY SWAPS (Cost $8,358,829)                                                     14,322,383
                                                                                     ==============
SHORT TERM INVESTMENTS (10.7%)
    Institutional Money Market Trust                                  73,166,288         73,166,288
    RBB Money Market Portfolio                                        55,692,647         55,692,647
                                                                                     --------------
TOTAL SHORT TERM INVESTMENTS (Cost $128,858,935)                                        128,858,935
                                                                                     --------------
TOTAL INVESTMENTS AT VALUE (98.6%) (Cost $929,235,966*)                               1,186,331,547
                                                                                     --------------
OTHER ASSETS IN EXCESS OF LIABILITIES (1.4%)                                             16,188,975
                                                                                     --------------
NET ASSETS (100.0%) (applicable to 44,365,547
  Common Class shares and 10,769,314 Advisor Class shares)                           $1,202,520,522
                                                                                     ==============

NET ASSET VALUE, offering and redemption price
  per Common Class share ($970,530,299 (divided by) 44,365,547)                      $        21.88
                                                                                     ==============
NET ASSET VALUE, offering and redemption price
  per Advisor Class share ($231,990,223 (divided by) 10,769,314)                     $        21.54
                                                                                     ==============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
----------
+    Non-income producing security.
#    Priced at cost.
*    Cost for federal income tax purposes is $929,405,551.

                 See Accompanying Notes to Financial Statements.


Warburg Pincus Emerging Markets Fund
Schedule of Investments--October 31, 1999
---------------------------------------------------------------------------------------

                                                                 Number
                                                                   of
                                                                 Shares         Value
                                                               ---------     ----------
COMMON STOCKS (89.2%)
Australia (2.0%)
    Novus Petroleum, Ltd.                                        718,875     $  655,077
    Oil Search, Ltd.                                             574,100        669,486
                                                                             ----------
                                                                              1,324,563
                                                                             ----------
Brazil (3.0%)
    Companhia Brasileira de Distribuicao Grupo Pao de Acucar      13,050        285,469
    Tele Norte Leste Participacoes SA ADR                         91,900      1,550,813
    Ultrapar Participacoes SA+                                    16,456        183,073
                                                                             ----------
                                                                              2,019,355
                                                                             ----------
Croatia (1.9%)
    Pliva DD GDR                                                 115,400      1,253,359
                                                                             ----------
Czech Republic (0.9%)
    Ceska Sporitelna AS+                                         112,700        624,871
                                                                             ----------
Egypt (1.6%)
    Commercial International Bank, Ltd.                               26            310
    Egyptian Company for Mobile Services                          40,400      1,038,854
                                                                             ----------
                                                                              1,039,164
                                                                             ----------
Greece (1.6%)
    Hellenic Telecommunication Organization SA ADR               101,600      1,079,500
                                                                             ----------
Hong Kong (2.5%)
    Global Tech Holdings, Ltd.                                   642,000        375,969
    Guoco Group, Ltd.                                            338,000        904,869
    SmarTone Telecommunications Holdings, Ltd.                   106,340        375,019
                                                                             ----------
                                                                              1,655,857
                                                                             ----------
Hungary (2.7%)
    OTP Bank                                                      40,260      1,827,931
                                                                             ----------
India (10.6%)
    Aptech, Ltd.                                                  64,500      1,308,135
    Grasim Industries, Ltd.                                          500          4,866
    Icici, Ltd.+                                                  95,790      1,053,690
    Mahanagar Telephone Nigam, Ltd.                              266,950      1,054,510
    Pentafour Software & Exports, Ltd.                            91,600      1,272,984
    Reliance Industries, Ltd.                                        659          3,547
    Satyam Computers                                              56,800      1,665,120
    Tata Tea                                                      55,600        698,363
                                                                             ----------
                                                                              7,061,215
                                                                             ----------
Israel (1.9%)
    Blue Square Israel Co., Ltd. ADR                              34,800        454,575
    ECI Telecommunications Limited Designs+                        3,100         90,288
    Orbotech, Ltd.                                                 9,400        734,375
                                                                             ----------
                                                                              1,279,238
                                                                             ----------

                See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Markets Fund
Schedule of Investments (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                           Number
                                                             of
                                                           Shares        Value
                                                          -------     ----------
COMMON STOCKS (cont'd)
Malaysia (2.3%)
    Commerce Asset Holdings BHD                           274,000     $  605,686
    Tenaga Nasional BHD                                   157,000        361,514
    Unisem (M) BHD                                        146,100        595,936
                                                                      ----------
                                                                       1,563,136
                                                                      ----------
Mexico (12.5%)
    Alfa SA de CV Series A                                373,800      1,431,943
    Carso Global Telecom+                                 118,400        786,668
    Fomento Economico Mexicano SA de CV ADR+               41,500      1,361,719
    Grupo Financiero Banorte SA de CV+                    316,400        394,165
    Grupo Industrial Bimbo SA de CV                       507,100        928,650
    Grupo Industrial Saltillo SA de CV                    255,500        664,445
    Grupo Iusacell SA ADR+                                118,400      1,406,000
    Telefonos de Mexico SA ADR                             16,600      1,419,300
                                                                      ----------
                                                                       8,392,890
                                                                      ----------
Peru (2.0%)
    Credicorp, Ltd. ADR                                   125,600      1,334,500
                                                                      ----------
Philippines (1.1%)
    ABS-CBN Broadcasting Corp.+                           696,300        763,068
                                                                      ----------
Poland (0.6%)
    Bank Slaski SA                                          7,307        398,249
                                                                      ----------
Singapore (6.4%)
    Chartered Semiconductor Manufacturing ADR+             66,100      2,193,694
    Neptune Orient Lines, Ltd.+                           701,000      1,015,368
    Overseas Union Bank, Ltd.                             253,524      1,097,084
                                                                      ----------
                                                                       4,306,146
                                                                      ----------
South Africa (9.6%)
    Amalgamated Banks of South Africa, Ltd.               156,930        639,719
    Billiton PLC                                          248,800      1,085,077
    C.G. Smith, Ltd.                                      413,600      1,339,396
    Sanlam, Ltd.+                                       1,316,200      1,510,032
    Sappi, Ltd.                                            90,500        749,621
    South African Breweries, Ltd.                         127,400      1,115,391
                                                                      ----------
                                                                       6,439,236
                                                                      ----------

                See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Markets Fund
Schedule of Investments (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                           Number
                                                             of
                                                           Shares        Value
                                                          -------     ----------
COMMON STOCKS (cont'd)
South Korea (13.1%)
    Daelim Industrial Co., Ltd.                            40,564     $  510,643
    Haansoft, Inc.+                                        48,100        352,880
    Hankuk Electric Glass Co., Ltd.+                       34,220      1,626,127
    Hite Brewery Co., Ltd.+                                25,816        903,937
    Hyundai Electronics Industries Co.                     30,000        498,958
    Korea Data System                                       9,443        168,470
    Korea Mobile Telecommunications Corp., Ltd.             6,600        762,067
    Samsung Electronics Co.                                 7,563      1,261,025
    Shinhan Bank                                          150,600      1,594,514
    Trigem Computer, Inc.                                  14,920      1,110,759
                                                                      ----------
                                                                       8,789,380
                                                                      ----------
Taiwan (8.6%)
    Far Eastern Textile, Ltd.                             503,970        689,108
    Phoenixtec Power Co., Ltd.+                           598,343      1,215,914
    Taishin International Bank+                         1,588,080        905,615
    Taiwan Semiconductor Manufacturing Co.+               312,310      1,387,388
    United Microelectronics Co., Ltd.+                    601,350      1,563,054
                                                                      ----------
                                                                       5,761,079
                                                                      ----------
Thailand (1.6%)
    Hana Microelectronics Public Co., Ltd.+               296,900      1,046,071
                                                                      ----------
Turkey (2.7%)
    Akbank TAS                                         47,445,000        740,141
    Yapi ve Kredi Bankasi AS                           73,196,804      1,065,744
                                                                      ----------
                                                                       1,805,885
                                                                      ----------
TOTAL COMMON STOCKS (Cost $49,479,908)                                59,764,693
                                                                      ----------
PREFERRED STOCK (4.5%)
Brazil (4.0%)
    Companhia Vale do Rio Doce PN                          40,200        798,835
    Banco Itau SA                                       8,160,000        468,187
    Petroleo Brasileiro SA                              8,751,400      1,392,036
                                                                      ----------
                                                                       2,659,058
                                                                      ----------
South Korea (0.4%)
    Daelim Industrial Co., Ltd.                            46,530        283,175
                                                                      ----------
Taiwan (0.1%)
    Taishin International Bank+                           306,735         96,640
                                                                      ----------
TOTAL PREFERRED STOCK (Cost $2,838,899)                                3,038,873
                                                                      ----------

                 See Accompanying Notes to Financial Statements.


Warburg Pincus Emerging Markets Fund
Schedule of Investments (cont'd)--October 31, 1999
--------------------------------------------------------------------------------------

                                                                Number
                                                                  of
                                                                Shares         Value
                                                             ---------     -----------
SINGAPORE EQUITY SWAP BASKETS (0.9%)
Singapore Equity Swap Basket 2
    Equity swap with Indosuez W.I. Carr, Ltd.
      dated 01/08/99 to expire on 01/08/01
    Development Bank of Singapore, Ltd.+                         6,938     $    51,374
    Oversea-Chinese Banking Corp., Ltd.                          1,022           7,569
    United Overseas Bank, Ltd.                                   2,993          22,161
    Overseas Union Bank, Ltd.                                    8,406          62,240
                                                                           -----------
                                                                               143,344
Singapore Equity Swap Basket 3
    Equity swap with Indosuez W.I. Carr, Ltd.
      dated 01/11/99 to expire on 01/08/01
    Development Bank of Singapore, Ltd.+                        18,090         118,094
    Oversea-Chinese Banking Corp., Ltd.                            620           4,035
    United Overseas Bank, Ltd.                                   8,850          57,747
    Overseas Union Bank, Ltd.                                   41,131         268,469
                                                                           -----------
                                                                               448,345
                                                                           -----------
TOTAL EQUITY SWAPS (Cost $345,354)                                             591,689
                                                                           ===========
SHORT TERM INVESTMENTS (5.4%)
    Institutional Money Market Trust                           404,410         404,410
    RBB Money Market Portfolio                               3,177,584       3,177,584
                                                                           -----------
TOTAL SHORT TERM INVESTMENTS (Cost $3,581,994)                               3,581,994
                                                                           -----------
TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $56,246,155*)                    $66,977,249
                                                                           ===========

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
                         GDR = Global Depository Receipt
--------------------------------------------------------------------------------
+    Non-income producing security.
*    Cost for federal income tax purposes is $56,960,085.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Global Post-Venture Capital Fund
Statement of Net Assets--October 31, 1999
--------------------------------------------------------------------------------

                                                           Number
                                                             of
                                                           Shares        Value
                                                          -------     ----------
COMMON STOCK (18.3%)
Business Services (1.4%)
    Lason Holdings, Inc.+                                   550       $   20,436
    On Assignment, Inc.+                                    850           24,437
    QRS Corp.+                                            1,050           58,406
                                                                      ----------
                                                                         103,279
                                                                      ----------
Communications & Media (5.2%)
    America Online, Inc.+                                   380           49,281
    CMG Information Services, Inc.                        1,300          142,269
    Outdoor Systems, Inc.+                                1,662           70,427
    Westwood One, Inc.+                                   1,400           64,575
    Yahoo!, Inc.+                                           319           57,121
                                                                      ----------
                                                                         383,673
                                                                      ----------
Computers (3.4%)
    Citrix Systems, Inc. +                                  800           51,300
    Concord Communications, Inc.+                           880           45,705
    Network Appliance, Inc.+                              1,115           82,510
    VeriSign, Inc. +                                        600           74,100
                                                                      ----------
                                                                         253,615
                                                                      ----------
Electronics (2.5%)
    JDS Uniphase Corp.+                                     500           83,437
    Maxim Integrated Products, Inc.+                        470           37,101
    Vitesse Semiconductor Corp.+                          1,400           64,225
                                                                      ----------
                                                                         184,763
                                                                      ----------
Food, Beverages & Tobacco (0.2%)
    Ben & Jerry's Homemade, Inc. Class A+                   700           11,812
                                                                      ----------
Healthcare (0.1%)
    Alterra Healthcare Corp.+                               700            4,112
                                                                      ----------
Leisure & Entertainment (0.6%)
    Premier Parks, Inc.+                                  1,435           41,525
                                                                      ----------
Retail (0.6%)
    Amazon.com, Inc.+                                       600           42,375
                                                                      ----------
Telecommunications & Equipment (4.3%)
    Amdocs, Ltd.+                                         1,260           35,044
    CIENA Corp.+                                          1,435           50,584
    Cisco Systems, Inc.+                                  1,230           91,020
    MCI WorldCom, Inc.+                                     480           41,190
    Pinnacle Holdings, Inc.+                              1,680           40,320
    TTI Team Telecom International, Ltd.+                 5,500           58,094
                                                                      ----------
                                                                         316,252
                                                                      ----------
TOTAL COMMON STOCK (Cost $708,509)                                     1,341,406
                                                                      ----------

                See Accompanying Notes to Financial Statements.

Warburg Pincus Global Post-Venture Capital Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                          Number
                                                            of
                                                          Shares          Value
                                                         -------        --------
FOREIGN COMMON STOCK (75.3%)
Australia (0.4%)
    ANZoil NL+                                           250,400        $ 19,148
    Cue Energy Resources NL                              157,400           8,325
                                                                        --------
                                                                          27,473
                                                                        --------
Canada (10.7%)
    Assante Corp.+                                        12,100          53,471
    Chapters Online, Inc.+                                 6,450          62,487
    Corus Entertainment, Inc.+                               600           9,382
    Envoy Communications Group, Inc.+                      5,200          18,737
    OCI Communications, Inc.+#                             2,400          19,580
    Research in Motion, Ltd.+                              6,170         191,489
    Richland Petroleum Corp.+                             24,300          70,212
    Rogers Communications, Inc. Class B                    3,900          79,013
    Shaw Communications, Inc. Class B                      1,950          58,500
    Versus Technologies, Inc.+                            12,675          66,783
    Westjet Airlines, Ltd.+                               15,300         150,826
                                                                        --------
                                                                         780,480
                                                                        --------
Denmark (4.3%)
    Damgaard AS+                                           4,800         254,526
    Navision Software AS+                                  1,600          63,349
                                                                        --------
                                                                         317,875
                                                                        --------
France (1.5%)
    Atos SA+                                                 440          56,328
    Laurent-Perrier Group+                                 1,350          51,081
                                                                        --------
                                                                         107,409
                                                                        --------
Germany (4.9%)
    GFK AG+                                                4,465         125,771
    GFT Technologies AG+                                     960          57,513
    Marbert AG                                             3,341          56,220
    Personal & Informatik AG+                              2,150          18,643
    Telegate AG+                                           1,000          34,159
    Trintech Group+                                        4,000          70,420
                                                                        --------
                                                                         362,726
                                                                        --------
Greece (0.4%)
    Antenna TV SA ADR+                                     3,400          30,600
                                                                        --------
Ireland (1.6%)
    Esat Telecom Group PLC ADR+                            2,630         117,693
                                                                        --------
Israel (3.4%)
    Audiocodes, Ltd.                                       1,850         111,925
    Backweb Technologies, Ltd.                             3,400          71,612
    Gilat Satellite Networks, Ltd.                           800          41,700
    Orbotech, Ltd.                                           260          20,312
                                                                        --------
                                                                         245,549
                                                                        --------

                See Accompanying Notes to Financial Statements.

Warburg Pincus Global Post-Venture Capital Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                             Number
                                                               of
                                                             Shares       Value
                                                            -------     --------
FOREIGN COMMON STOCK (cont'd)
Italy (2.5%)
    Locazione Attrezzature SpA                               77,200     $ 73,838
    SEAT Pagine Gialle SpA                                   16,000       22,787
    Unione Immobiliare SpA                                  168,200       86,449
                                                                        --------
                                                                         183,074
                                                                        --------
Japan (3.3%)
    Densei-Lambda K.K.                                        2,100      100,613
    Shohkoh Fund & Co., Ltd.                                    100       61,135
    Trans Cosmos, Inc.                                          600       76,179
                                                                        --------
                                                                         237,927
                                                                        --------
Mexico (2.1%)
    Nuevo Grupo Iusacell SA ADR Series V+                    12,800      152,000
                                                                        --------
Netherlands (5.1%)
    Libertel NV                                               4,400       83,243
    Meta4 NV+                                                 1,050       10,815
    Ordina NV+                                                3,010       73,081
    Pinkroccade NV+                                             880       22,198
    Qiagen NV+                                                1,350       72,056
    Seagull Holding NV+                                       4,550       47,584
    Versatel Telecom International NV+                        5,400       66,973
                                                                        --------
                                                                         375,950
                                                                        --------
Norway (1.7%)
    Tandberg Television ASA+                                 10,400      123,295
                                                                        --------
Portugal (1.0%)
    SIVA-SGPS SA                                              5,700       76,625
                                                                        --------
Singapore (2.0%)
    Datapulse Technology, Ltd.                               68,000       43,321
    Pacific Internet, Ltd.                                    1,040       32,500
    Venture Manufacturing, Ltd.                               8,000       71,161
                                                                        --------
                                                                         146,982
                                                                        --------
South Korea (1.5%)
    Hankuk Electric Glass Co., Ltd.+                            550       26,136
    Trigem Computer, Inc.                                     1,157       86,136
                                                                        --------
                                                                         112,272
                                                                        --------
Spain (5.6%)
    Dinamia Capital Privado Sociedad de Capital Riesgo SA    12,000      114,144
    Inmoliliaria Colonial SA+                                 5,000       78,619
    Prima Inmobiliaria SA+                                   14,200      125,668
    Transportes Azkar SA                                     10,700       93,569
                                                                        --------
                                                                         412,000
                                                                        --------

                See Accompanying Notes to Financial Statements.

Warburg Pincus Global Post-Venture Capital Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                           Number
                                                             of
                                                           Shares        Value
                                                          -------     ----------
FOREIGN COMMON STOCK (cont'd)
Sweden (4.0%)
    Biora AB ADR+                                          8,200      $   71,750
    Framtidsfabriken AB+                                   2,550         102,455
    Icon Medialab International AB+                          960          50,924
    Kungsleden AB+                                         8,400          64,747
                                                                      ----------
                                                                         289,876
                                                                      ----------
Switzerland (5.6%)
    Fantastic Corp.+                                       1,200          81,730
    Gretag Imaging Group+                                    345          43,698
    SAIA-Burgess Electronics AG                              110          31,764
    TAG Heuer International SA                             1,020         143,253
    4M Technologies Holding SA+                              500         108,286
                                                                      ----------
                                                                         408,731
                                                                      ----------
United Kingdom (13.7%)
    3i Group PLC                                           2,058          25,631
    Diagonal PLC                                          23,100          96,657
    Electronics Boutique PLC                             108,600         172,856
    EMAP PLC                                               2,970          38,500
    Holmes Place PLC                                      15,333          81,392
    Itnet PLC                                              4,700          43,767
    PowderJect Pharmaceuticals PLC+                        9,900         128,741
    Saatchi & Saatchi PLC ADR                              2,100          40,162
    Sage Group PLC                                         2,200         112,667
    Schroders PLC                                          3,030          60,508
    The Exchange Holdings PLC+                            35,100          99,640
    The Future Network PLC+                                8,770         102,534
                                                                      ----------
                                                                       1,003,055
                                                                      ----------
TOTAL FOREIGN COMMON STOCK (Cost $4,821,488)                           5,511,592
                                                                      ----------

                See Accompanying Notes to Financial Statements.


Warburg Pincus Global Post-Venture Capital Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------------

                                                                 Number
                                                                   of
                                                                 Shares        Value
                                                                -------     ----------
SHORT TERM INVESTMENT (4.7%)
    RBB Money Market Portfolio                                  340,383     $  340,383
    (Cost $340,383)                                                         ----------

TOTAL INVESTMENTS AT VALUE (98.3%) (Cost $5,870,380*)                        7,193,381
                                                                            ----------
OTHER ASSETS IN EXCESS OF LIABILITIES (1.7%)                                   123,086
                                                                            ----------
NET ASSETS (100.0%) (applicable to 377,329
  Common Class shares and 2,808 Advisor Class shares)                       $7,316,467
                                                                            ==========
NET ASSET VALUE, offering and redemption price
  per Common Class share ($7,262,857 (divided by) 377,329)                  $    19.25
                                                                            ==========
NET ASSET VALUE, offering and redemption price
  per Advisor Class share ($53,610 (divided by) 2,808)                      $    19.09
                                                                            ==========

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
--------------------------------------------------------------------------------
+    Non-income producing security.
#    Priced at cost.
*    Cost for federal income tax purposes is $5,953,297.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Markets Fund
Statement of Assets and Liabilities
October 31, 1999
--------------------------------------------------------------------------------

Assets
  Investments at value (Cost $56,246,155)                                                         $66,977,249
  Receivable for investment sold unsettled                                                          2,707,707
  Receivable for fund shares sold                                                                   1,463,013
  Foreign currency (Cost $432,273)                                                                    432,466
  Dividends and interest receivable                                                                   168,276
  Prepaid organizational cost                                                                           7,386
  Prepaid insurance                                                                                       837
                                                                                                  -----------
    Total Assets                                                                                   71,756,934
                                                                                                  -----------
Liabilities
  Payable for investments purchased unsettled                                                       3,315,725
  Payable for fund shares redeemed                                                                    461,852
  Accrued expenses payable                                                                             99,454
  Deferred tax on unrealized capital gains                                                             46,365
  Payable for Taiwan stock dividend tax                                                                 2,343
  Other liabilities                                                                                     6,468
                                                                                                  -----------
    Total Liabilities                                                                               3,932,207
                                                                                                  -----------
Net Assets, applicable to 7,312,618 Common Class shares and 4,654 Advisor Class
  shares outstanding                                                                              $67,824,727
                                                                                                  ===========
Net Asset Value, offering and redemption price per Common Class share ($67,782,721 / 7,312,618)   $      9.27
                                                                                                  ===========
Net Asset Value, offering and redemption price per Advisor Class share ($42,006 / 4,654)          $      9.03
                                                                                                  ===========

                 See Accompanying Notes to Financial Statements.

                       This page intentionally left blank

Warburg Pincus International Equity Funds
Statements of Operations
For the Year Ended October 31, 1999
--------------------------------------------------------------------------------


                                                                                International
                                                                                   Equity
                                                                                -------------
Investment Income:
    Dividends                                                                   $  26,856,347
    Interest                                                                        1,229,038
    Foreign taxes withheld                                                         (2,561,286)
                                                                                -------------
      Total investment income                                                      25,524,099
                                                                                -------------
Expenses:
    Investment advisory                                                            12,603,946
    Administrative services                                                         2,281,661
    Custodian/Sub-custodian                                                           792,232
    Transfer agent                                                                  1,273,857
    Directors                                                                          17,814
    Interest                                                                          513,144
    Legal                                                                              82,955
    Offering/Organizational costs                                                           0
    Printing                                                                          248,604
    Registration                                                                      129,648
    Shareholder servicing/distribution                                              1,277,567
    Audit                                                                              64,150
    Insurance expenses                                                                 32,830
    Miscellaneous                                                                      27,362
                                                                                -------------
                                                                                   19,345,770
    Less: fees waived, expenses reimbursed and
      transfer agent offsets                                                          (86,767)
                                                                                -------------
      Total expenses                                                               19,259,003
                                                                                -------------
        Net investment income (loss)                                                6,265,096
                                                                                -------------
Net Realized and Unrealized Gain from Investments
  and Foreign Currency Related Items:
    Net realized gain from security and other related transactions
      (net of capital gains taxes of $722,400 for Emerging Markets)               171,063,104
    Net realized loss from foreign currency related items                          (3,429,906)
    Net realized forward foreign currency contract loss                           (26,136,336)
    Net change in unrealized appreciation (depreciation) from investments and foreign currency related items (net of estimated deferred capital gains taxes of $46,366
      for Emerging Markets)                                                       205,467,968
                                                                                -------------
    Net realized and unrealized gain from investments
      and foreign currency related items                                          346,964,830
                                                                                -------------
    Net increase in net assets resulting from operations                        $ 353,229,926
                                                                                =============

                 See Accompanying Notes to Financial Statements.

                                                                                                    Global
                                                                                  Emerging        Post-Venture
                                                                                   Markets          Capital
                                                                                -------------    -------------
Investment Income:
    Dividends                                                                   $   1,251,245    $      48,585
    Interest                                                                          320,462           10,146
    Foreign taxes withheld                                                           (121,126)          (2,839)
                                                                                -------------    -------------
      Total investment income                                                       1,450,581           55,892
                                                                                -------------    -------------
Expenses:
    Investment advisory                                                               824,963           67,434
    Administrative services                                                           152,684           21,341
    Custodian/Sub-custodian                                                            95,438           20,687
    Transfer agent                                                                    141,779            9,327
    Directors                                                                          12,760           12,700
    Interest                                                                           20,052              165
    Legal                                                                               8,476            8,815
    Offering/Organizational costs                                                      47,001            1,186
    Printing                                                                           31,379            6,241
    Registration                                                                       56,450           26,968
    Shareholder servicing/distribution                                                165,050           13,526
    Audit                                                                              13,605            7,745
    Insurance expenses                                                                  2,633              580
    Miscellaneous                                                                       1,364            4,034
                                                                                -------------    -------------
                                                                                    1,573,634          200,749
    Less: fees waived, expenses reimbursed and
      transfer agent offsets                                                         (484,626)        (111,694)
                                                                                -------------    -------------
      Total expenses                                                                1,089,008           89,055
                                                                                -------------    -------------
        Net investment income (loss)                                                  361,573          (33,163)
                                                                                -------------    -------------
Net Realized and Unrealized Gain from Investments
  and Foreign Currency Related Items:
    Net realized gain from security and other related transactions
      (net of capital gains taxes of $722,400 for Emerging Markets)                 3,365,256        1,895,467
    Net realized loss from foreign currency related items                            (759,014)         (14,579)
    Net realized forward foreign currency contract loss                                     0                0
    Net change in unrealized appreciation (depreciation) from investments and foreign currency related items (net of estimated deferred capital gains taxes of $46,366
      for Emerging Markets)                                                        20,089,488        1,068,574
                                                                                -------------    -------------
    Net realized and unrealized gain from investments
      and foreign currency related items                                           22,695,730        2,949,462
                                                                                -------------    -------------
    Net increase in net assets resulting from operations                        $  23,057,303    $   2,916,299
                                                                                =============    =============

                 See Accompanying Notes to Financial Statements.

Warburg Pincus International Equity Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                        International Equity
                                                                 -----------------------------------
                                                                      For the            For the
                                                                    Year Ended         Year Ended
                                                                 October 31, 1999   October 31, 1998
                                                                 ----------------   ----------------
From Operations:
  Net investment income (loss)                                   $     6,265,096    $    12,302,990
  Net realized gain (loss) from security and other
    related transactions                                             171,063,104       (213,451,199)
  Net realized gain (loss) from foreign currency related items       (29,566,242)        51,944,476
  Net change in unrealized appreciation (depreciation) from
    investments and foreign currency related items (net of
    estimated deferred capital gains taxes of $46,366
    for Emerging Markets)                                            205,467,968         47,688,281
                                                                 ---------------    ---------------
    Net increase (decrease) in net assets resulting from
      operations                                                     353,229,926       (101,515,452)
                                                                 ---------------    ---------------
From Dividends and Distributions:
  Dividends from net investment income
     Common Class shares                                                       0        (13,983,166)
     Advisor Class shares                                                      0           (776,129)
  Distributions from realized gains
     Common Class shares                                                       0       (276,226,122)
     Advisor Class shares                                                      0        (61,851,043)
                                                                 ---------------    ---------------
    Net decrease in net assets from dividends and distributions                0       (352,836,460)
                                                                 ---------------    ---------------
From Capital Share Transactions:
  Proceeds from sale of shares                                     1,825,106,334        945,589,502
  Reinvested dividends and distributions                                       0        335,103,766
  Net asset value of shares redeemed                              (2,559,755,180)    (2,054,917,142)
                                                                 ---------------    ---------------
    Net increase (decrease) in net assets from capital
      share transactions                                            (734,648,846)      (774,223,874)
                                                                 ---------------    ---------------
    Net increase (decrease) in net assets                           (381,418,920)    (1,228,575,786)

Net Assets:
  Beginning of year                                                1,583,939,442      2,812,515,228
                                                                 ---------------    ---------------
  End of year                                                    $ 1,202,520,522    $ 1,583,939,442
                                                                 ---------------    ---------------
                                                                 ---------------    ---------------
Undistributed net investment income:                             $     5,901,701    $             0
                                                                 ===============    ===============

                 See Accompanying Notes to Financial Statements.

                                                                        Emerging Markets            Global Post-Venture Capital
                                                               --------------------------------- ---------------------------------
                                                                    For the          For the          For the         For the
                                                                  Year Ended       Year Ended       Year Ended      Year Ended
                                                               October 31, 1999 October 31, 1998 October 31, 1999 October 31, 1998
                                                               ---------------- ---------------- ---------------- ----------------
From Operations:
  Net investment income (loss)                                 $       361,573  $       990,189  $       (33,163) $       (35,282)
  Net realized gain (loss) from security and other
    related transactions                                             3,365,256      (62,658,535)       1,895,467           16,393
  Net realized gain (loss) from foreign currency related items        (759,014)        (420,100)         (14,579)          (1,517)
  Net change in unrealized appreciation (depreciation) from
    investments and foreign currency related items (net of
    estimated deferred capital gains taxes of $46,366
    for Emerging Markets)                                           20,089,488       21,064,753        1,068,574         (224,948)
                                                               ---------------  ---------------  ---------------  ---------------
    Net increase (decrease) in net assets resulting from
      operations                                                    23,057,303      (41,023,693)       2,916,299         (245,354)
                                                               ---------------  ---------------  ---------------  ---------------
From Dividends and Distributions:
  Dividends from net investment income
     Common Class shares                                                     0         (427,377)               0          (80,461)
     Advisor Class shares                                                    0             (880)               0              (30)
  Distributions from realized gains
     Common Class shares                                                     0       (5,226,322)         (11,449)         (29,917)
     Advisor Class shares                                                    0          (10,768)              (4)             (12)
                                                               ---------------  ---------------  ---------------  ---------------
    Net decrease in net assets from dividends and distributions              0       (5,665,347)         (11,453)        (110,420)
                                                               ---------------  ---------------  ---------------  ---------------
From Capital Share Transactions:
  Proceeds from sale of shares                                     164,611,366      120,358,207        4,476,418        1,626,747
  Reinvested dividends and distributions                                     0        5,383,994           11,073          108,155
  Net asset value of shares redeemed                              (180,058,486)    (174,910,995)      (3,738,167)        (915,348)
                                                               ---------------  ---------------  ---------------  ---------------
    Net increase (decrease) in net assets from capital
      share transactions                                           (15,447,120)     (49,168,794)         749,324          819,554
                                                               ---------------  ---------------  ---------------  ---------------
    Net increase (decrease) in net assets                            7,610,183      (95,857,834)       3,654,170          463,780

Net Assets:
  Beginning of year                                                 60,214,544      156,072,378        3,662,297        3,198,517
                                                               ---------------  ---------------  ---------------  ---------------
  End of year                                                  $    67,824,727  $    60,214,544  $     7,316,467  $     3,662,297
                                                               ---------------  ---------------  ---------------  ---------------
                                                               ---------------  ---------------  ---------------  ---------------
Undistributed net investment income:                           $             0  $             0  $             0  $             0
                                                               ===============  ===============  ===============  ===============

                 See Accompanying Notes to Financial Statements.

Warburg Pincus International Equity Fund
Financial Highlights
(For an Advisor Class share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                                  For the Year Ended October 31,
                                                   ------------------------------------------------------------
                                                     1999        1998           1997         1996         1995
                                                   --------    --------       --------     --------     --------
YEAR ENDED:
Per-share data
  Net asset value, beginning of year               $  16.47    $  20.54       $  20.50     $  19.16     $  20.38
                                                   --------    --------       --------     --------     --------
Investment activities:
  Net investment income                                0.03        0.04(a)        0.04         0.18         0.03
  Net gains (losses) on investments
    and foreign currency related items
    (both realized and unrealized)                     5.04       (1.36)          0.78         1.68        (0.67)
                                                   --------    --------       --------     --------     --------
      Total from investment activities                 5.07       (1.32)          0.82         1.86        (0.64)
                                                   --------    --------       --------     --------     --------
Less dividends and distributions:
  Dividends from net investment income                 0.00       (0.03)         (0.04)       (0.52)       (0.05)
  Distributions from realized capital gains            0.00       (2.72)         (0.74)        0.00        (0.53)
                                                   --------    --------       --------     --------     --------
      Total dividends and distributions                0.00       (2.75)         (0.78)       (0.52)       (0.58)
                                                   --------    --------       --------     --------     --------
Net asset value, end of year                       $  21.54    $  16.47       $  20.54     $  20.50     $  19.16
                                                   ========    ========       ========     ========     ========
Total return                                          30.78%      (6.49)%         4.04%        9.89%       (3.04)%
Ratios and supplemental data:
Net assets, end of year (000s omitted)             $231,990    $300,266       $500,473     $500,465     $317,736
    Ratio of expenses to average net assets            1.94%@      1.76%@         1.76%@       1.81%@       1.89%
    Ratio of net income to average net assets           .14%        .21%           .15%         .18%         .20%
Portfolio turnover rate                              116.35%      95.44%         61.80%       32.49%       32.24%


-----------

(a) Per share information is calculated using the average shares outstanding method.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Advisor Class shares' expenses by .01%, .00%, .01% and .01% for the years ending October 31, 1999, 1998, 1997 and 1996, respectively. The Advisor Class shares' operating expense ratios after reflecting these arrangements were 1.93%, 1.76%, 1.75% and 1.80% for the years ended October 31, 1999, 1998, 1997 and 1996, respectively.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Markets Fund
Financial Highlights
(For an Advisor Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                   For the Year Ended October 31,
                                                        -----------------------------------------------------
                                                          1999      1998         1997        1996      1995**
                                                        -------    -------     -------     -------     ------
PERIOD ENDED:
Per-share data
  Net asset value, beginning of period                  $  6.44    $ 10.87     $ 12.21     $ 11.30     $10.00
                                                        -------    -------     -------     -------     ------
Investment activities:
  Net investment income (loss)                             0.04       0.21        0.00       (0.08)      0.14
  Net gains (losses) on investments and
    foreign currency related items (both
    realized and unrealized)                               2.55      (4.16)      (1.33)       1.11       1.19
                                                        -------    -------     -------     -------     ------
      Total from investment activities                     2.59      (3.95)      (1.33)       1.03       1.33
                                                        -------    -------     -------     -------     ------
Less dividends and distributions:
  Dividends from net investment income                     0.00      (0.04)       0.00       (0.05)     (0.03)
  Distributions from realized capital gains                0.00      (0.44)      (0.01)      (0.07)      0.00
                                                        -------    -------     -------     -------     ------
      Total dividends and distributions                    0.00      (0.48)      (0.01)      (0.12)     (0.03)
                                                        -------    -------     -------     -------     ------
Net asset value, end of period                          $  9.03    $  6.44     $ 10.87     $ 12.21     $11.30
                                                        =======    =======     =======     =======     ======
Total return                                              40.22%    (37.71)%    (10.94)%      9.20%     13.29%+

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)                $    42    $    26     $   266     $   149     $    1
  Ratio of expenses to average net assets                  1.91%@     1.90%@      1.90%@      1.90%@     1.22%*
  Ratio of net income (loss) to average net assets          .81%      1.01%       (.09)%      (.57)%     1.76%*
  Decrease reflected in above operating expense
    ratios due to waivers/reimbursements                    .80%       .94%        .58%        .65%     16.36%*
Portfolio turnover rate                                  196.07%    125.59%      92.48%      61.84%     57.76%+


-------------

** For the period December 30, 1994 (commencement of operations) through October 31, 1995.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Class shares' expenses by .01%, .00%, .00% and .00% for the years ended October 31, 1999, 1998, 1997 and 1996, respectively. The Advisor Class shares' operating expense ratios after reflecting these arrangements were 1.90%, 1.90%, 1.90% and 1.90% for the years ended October 31, 1999, 1998, 1997 and 1996, respectively.

+    Non annualized.

*    Annualized.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Global Post-Venture Capital Fund
Financial Highlights
(For an Advisor Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                For the Year Ended October 31,
                                                              ----------------------------------------------------------
                                                               1999                1998               1997        1996**
                                                              -------             -------            -------      ------
PERIOD ENDED:
Per-share data
    Net asset value, beginning of period                      $ 10.46             $ 11.11            $  9.85      $10.00
                                                              -------             -------            -------      ------
Investment activities:
    Net investment loss                                         (0.12)(a)           (0.15)             (0.15)       0.00
    Net gains (losses) on investments and
      foreign currency related items (both
      realized and unrealized)                                   8.78               (0.11)              1.41       (0.15)
                                                              -------             -------            -------      ------
      Total from investment activities                           8.66               (0.26)              1.26       (0.15)
                                                              -------             -------            -------      ------
Less dividends and distributions:
    Dividends from net investment income                         0.00               (0.28)              0.00        0.00
    Distributions from realized capital gains                   (0.03)              (0.11)              0.00        0.00
                                                              -------             -------            -------      ------
      Total dividends and distributions                         (0.03)              (0.39)              0.00        0.00
                                                              -------             -------            -------      ------
Net asset value, end of period                                $ 19.09             $ 10.46            $ 11.11      $ 9.85
                                                              =======             =======            =======      ======
Total return                                                    83.06%              (2.31)%            12.79%      (1.50)%+

Ratios and supplemental data
Net assets, end of period (000s omitted)                      $    54             $     1            $     1      $    6
    Ratio of expenses to average net assets                      1.91%@              1.90%@             1.90%@      1.90%@*
    Ratio of net loss to average net assets                     (1.24)%             (1.26)%            (1.15)%      (.78)%*
    Decrease reflected in above operating expense ratios
      due to waivers/reimbursements                              1.27%              45.95%             11.16%      22.23%*
Portfolio turnover rate                                        239.88%             186.67%            207.25%       5.85%+


-------------

** For the period September 30, 1996 (commencement of operations) through October 31, 1996.

(a) Per share information is calculated using the average shares outstanding method.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Advisor Class shares' expenses by .01%, .00%, .00% and .00% for the years ended October 31, 1999, 1998 and 1997 and for the period ended October 31, 1996, respectively. The Advisor Class shares' operating expense ratios after reflecting these arrangements were 1.90%, 1.90%, 1.90% and 1.90% for the years ended October 31, 1999, 1998, and 1997 and for the period ended October 31, 1996, respectively.

+    Non annualized.

*    Annualized.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus International Equity Funds
Notes to Financial Statements
October 31, 1999
--------------------------------------------------------------------------------

1. Significant Accounting Policies

     The Warburg Pincus International Equity Fund ("International Equity") and the Warburg Pincus Global Post-Venture Capital Fund ("Global Post-Venture Capital") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies, and the Warburg Pincus Emerging Markets Fund ("Emerging Markets") which is registered under the 1940 Act as a non-diversified, open-end management investment company (each, a "Fund" and collectively, the "Funds").

     Investment objectives for each Fund are as follows: International Equity seeks long-term capital appreciation; Emerging Markets seeks growth of capital; and Global Post-Venture Capital seeks long-term growth of capital.

     Each Fund offers two classes of shares, one class being referred to as the Common Class and one class being referred to as the Advisor Class. Common and Advisor Class shares in each Fund represent an equal pro rata interest in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Class shares for Emerging Markets and Global Post-Venture Capital bear expenses paid pursuant to a shareholder servicing and distribution plan at an annual rate of .25% of the average daily net asset value of each Fund's Common Class shares. Common Class shares of International Equity are not subject to shareholder servicing or distribution fees. Advisor Class shares bear expenses paid pursuant to a distribution plan at an annual rate not to exceed .75% of the average daily net asset value of the relevant Fund's Advisor Class shares. Advisor Class shares are currently bearing expenses of .50% of average daily net assets.

     The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

     Global Post-Venture Capital initially values its investments in private-equity portfolios at cost. After that, the Fund values these investments according to reports from the private-equity portfolios that Abbott Capital Management, LLC ("Abbott"), the Fund's sub-investment adviser, generally receives on a quarterly basis. The Fund's net asset value typically will not reflect interim changes in the values of its private-equity-portfolio investments.

     When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

     The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

     The Funds may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

     Each Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Funds' access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Fund to increased volatility or substantial declines in value.

     Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution and shareholder servicing fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. Effective November 1, 1998, class specific expenses no longer include transfer agent fees; accordingly these fees will be allocated proportionately based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     Each Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 1999, none of the Funds had open forward foreign currency contracts.

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

     Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually for all Funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

     No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

     The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Funds accrue such taxes when the related income or capital gains are earned.

     Costs incurred in connection with organization and offering of shares have been deferred and are being amortized over a period of five years and one year, respectively, from the date each Fund commenced its operations.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, along with other Funds advised by Credit Suisse Asset Management, LLC, the Funds' investment adviser ("CSAM LLC") (collectively the Warburg Funds), may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At October 31, 1999, the Funds had no investments in repurchase agreements.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

     The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense.

     For the year ended October 31, 1999, the Funds received credits or reimbursements under this arrangement as follows:

           Fund                                                    Amount
           ----                                                    -------
           International Equity                                    $86,767
           Emerging Markets                                          4,039
           Global Post-Venture Capital                                 397

2. Investment Adviser, Co-Administrators and Distributor

     On July 6, 1999, CSAM LLC became each Fund's investment adviser as a result of the previously announced acquisition of Warburg Pincus Asset Management, Inc. ("Warburg Pincus") by Credit Suisse Group ("Credit Suisse"). Warburg Pincus was combined with CSAM LLC, which is an indirect wholly-owned U.S. subsidiary of Credit Suisse. For its investment advisory services, CSAM LLC receives the following fees based on each Fund's average daily net assets:

           Fund                                          Annual Rate
           ------                             ---------------------------------
           International Equity               1.00% of average daily net assets
           Emerging Markets                   1.25% of average daily net assets
           Global Post-Venture Capital        1.25% of average daily net assets

     For the year ended October 31, 1999, investment advisory fees, waivers, and reimbursements were as follows:

                                         Gross                           Net         Expense
          Fund                        Advisory Fee      Waiver      Advisory Fee  Reimbursements
          ----                        ------------   -----------    ------------  --------------
          International Equity         $12,603,946   $         0    $12,603,946   $         0
          Emerging Markets                 824,963      (447,804)       377,159       (16,276)
          Global Post-Venture Capital       67,434       (60,242)         7,192       (44,581)

     Abbott Capital Management, LLC ("Abbott") serves as sub-investment adviser for Global Post-Venture Capital's assets invested in U.S. or foreign private limited partnerships or other investment funds ("Private Fund Investments"). Pursuant to the sub-advisory agreement between Abbott and CSAM LLC, Abbott is entitled to a quarterly fee from CSAM LLC at the annual rate of 1.00% of the value of the Fund's Private Fund Investments as

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

2. Investment Adviser, Co-Administrators and Distributor -- (cont'd)

of the end of each calendar quarter. No compensation is paid by Global Post-Venture Capital to Abbott for its sub-investment advisory services.

     Counsellors Funds Service, Inc. ("CFSI"), a wholly-owned subsidiary of CSAM LLC served as co-administrator of each Fund until November 1, 1999. On November 1, 1999, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") replaced CFSI as co-administrator to each Fund. PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp. ("PNC"), also serves as each Fund's co-administrator. For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets.

     For the year ended October 31, 1999, administrative services fees earned by CFSI were as follows:

           Fund                                          Co-Administration Fee
           ----                                          ---------------------
           International Equity                              $1,260,395
           Emerging Markets                                      65,997
           Global Post-Venture Capital                            5,395

     For administrative services, PFPC currently receives a fee calculated at an annual rate of .12% on each Fund's first $250 million in average daily net assets, .10% on the next $250 million in average daily net assets, .08% on the next $250 million in average daily net assets and .05% of the average daily net assets over $750 million, exclusive of out-of-pocket expenses.

     For the year ended October 31, 1999, administrative service fees earned and voluntarily waived by PFPC (including out of pocket expenses) were as follows:

                                            Gross                            Net
           Fund                     Co-Administration Fee   Waiver   Co-Administration Fee
           ----                     ---------------------   ------   ---------------------
           International Equity         $1,021,266          $    0     $1,021,266
           Emerging Markets                 86,687         (16,507)        70,180
           Global Post-Venture Capital      15,946          (6,474)         9,472

     CSAMSI also serves as each Fund's distributor. Provident Distributors, Inc. will become each Fund's distributor effective January 3, 2000. No compensation is paid by International Equity to CSAMSI for distribution services. For its shareholder servicing and selling services, CSAMSI receives a fee at an annual rate of .25% of the average daily net assets of each Fund's Common Class shares (other than International Equity) pursuant to a shareholder

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

2. Investment Adviser, Co-Administrators and Distributor -- (cont'd)

servicing and distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. CSAMSI receives a fee at an annual rate of .50%, of the average daily net assets of International Equity, Emerging Markets, and Global Post-Venture Capital's Advisor Class shares pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act which CSAMSI may use to compensate service organizations for shareholder servicing and distribution services.

     For the year ended October 31, 1999, shareholder servicing and distribution fees paid to CSAMSI were as follows:

                                                         Shareholder Servicing/
           Fund                                             Distribution Fee
           ----                                          ----------------------
           International Equity
            Advisor Class shares                              $1,277,567
                                                              ==========
           Emerging Markets
            Common Class shares                               $  164,936
            Advisor Class shares                                     114
                                                              ----------
                                                              $  165,050
                                                              ==========
           Global Post-Venture Capital
            Common Class shares                               $   13,445
            Advisor Class shares                                      81
                                                              ----------
                                                              $   13,526
                                                              ==========

3. Line of Credit

     The Funds, together with other Funds advised by CSAM LLC, have established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Fund share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating Funds in such manner as is determined by the governing Boards of the various Funds. In addition, the participating Funds will pay interest on borrowing at the Federal funds rate plus .50%. At October 31, 1999, there were no loans outstanding for any of the Funds. During the year

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

3. Line of Credit -- (cont'd)

ended October 31, 1999, the Funds had the following borrowings under the Credit
Facility:

                                                         Average      Maximum
                                     Average Daily       Interest   Daily Loan
           Fund                       Loan Balance         Rate%    Outstanding
           ----                      -------------       --------   -----------
           International Equity        $7,712,644          5.57%    $65,819,000
           Emerging Markets               335,732          5.56%      7,169,000
           Global Post-Venture Capital      9,893          5.75%        626,000


4. Investments in Securities

     For the year ended October 31, 1999, purchases and sales of investment securities (excluding short-term investments) were as follows:

           Fund                                Purchases             Sales
           ----                             --------------      --------------
           International Equity             $1,440,175,680      $2,214,755,469
           Emerging Markets                    121,460,932         138,386,748
           Global Post-Venture Capital          13,077,839          12,677,370

     At October 31, 1999, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                      Unrealized     Unrealized  Net Unrealized
           Fund                      Appreciation   Depreciation  Appreciation
           ----                      ------------   ------------ --------------
           International Equity      $289,367,909   $(32,441,913)  $256,925,996
           Emerging Markets            12,649,769     (2,632,605)    10,017,164
           Global Post-Venture Capital  1,592,156       (352,072)     1,240,084


5. Equity Swap Transactions

     International Equity and Emerging Markets each entered into equity swap agreements dated January 8, 1999 and January 11, 1999. Each Fund paid a notional amount plus a 1.25% upfront fee for a basket of Singapore local common stocks. The initial notional amount represented the then-current market value of the common stock of the underlying securities on that date. The notional amount is marked-to-market daily. The swap agreements expire on January 8, 2001, but are terminable by either party on one business day's notice. The final notional amount at termination will be the average execution price of unwinding the counterparty's hedge for the swap (the sale of the basket of common stocks) at termination. Each Fund will receive the final notional amount, less a 1.25% fee, five business days after the termination date.

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

5. Equity Swap Transactions -- (cont'd)

     During the term of the equity swap agreements, each Fund is entitled to dividends on the stock less a dividend withholding tax of 26% and a 1% processing fee (not to exceed $1,000). Each Fund recognizes the net dividend amount received as dividend income on the ex-dividend date and will receive each dividend five business days after the payment date. In addition, a Fund may instruct the counterparty regarding participation in any rights offerings of the common stock, in exchange for the subscription price plus a .75% fee to the counterparty.


6. Capital Share Transactions

     Each Fund is authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares of each Fund are classified as Advisor Class shares. Transactions in classes of each Fund were as follows:

                                                                        INTERNATIONAL EQUITY
                                                        Common Class shares                 Advisor Class shares
                                                ----------------------------------    ----------------------------------
                                                                      For the Year Ended October 31,
                                                ------------------------------------------------------------------------
                                                      1999               1998               1999               1998
                                                ---------------    ---------------    ---------------    ---------------
Shares sold                                          93,224,012         49,208,088          2,460,276          2,638,046
Shares issued to shareholders on
  reinvestment of dividends and distributions                 0         16,336,304                  0          3,778,779
Shares redeemed                                    (126,018,150)       (99,781,019)        (9,926,602)       (12,548,585)
                                                ---------------    ---------------    ---------------    ---------------
Net decrease in shares outstanding                  (32,794,138)       (34,236,627)        (7,466,326)        (6,131,760)
                                                ===============    ===============    ===============    ===============
Proceeds from sale of shares                    $ 1,778,780,264    $   896,359,095    $    46,326,070    $    49,230,407
Reinvested dividends and distributions                        0        272,489,395                  0         62,614,371
Net asset value of shares redeemed               (2,378,091,713)    (1,826,723,786)      (181,663,467)      (228,193,356)
                                                ---------------    ---------------    ---------------    ---------------
Net decrease from capital share transactions    $  (599,311,449)   $  (657,875,296)   $  (135,337,397)   $  (116,348,578)
                                                ===============    ===============    ===============    ===============

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

6. Capital Share Transactions -- (cont'd)

                                                                       EMERGING MARKETS
                                                     COMMON CLASS SHARES               ADVISOR CLASS SHARES
                                                ------------------------------    -------------------------------
                                                                 For the Year Ended October 31,
                                                -----------------------------------------------------------------
                                                     1999             1998            1999              1998
                                                -------------    -------------    -------------     -------------
Shares sold                                        20,639,374       13,544,543            3,005           235,380
Shares issued to shareholders on reinvestment
  of dividends and distributions                            0          582,196                0             1,113
Shares redeemed                                   (22,454,708)     (19,392,450)          (2,367)         (256,959)
                                                -------------    -------------    -------------     -------------
Net increase (decrease) in shares outstanding      (1,815,334)      (5,265,711)             638           (20,466)
                                                =============    =============    =============     =============
Proceeds from sale of shares                    $ 164,584,361    $ 118,390,331    $      27,005     $   1,967,876
Reinvested dividends and distributions                      0        5,373,673                0            10,321
Net asset value of shares redeemed               (180,042,232)    (172,692,012)         (16,254)       (2,218,983)
                                                -------------    -------------    -------------     -------------
Net increase (decrease) from capital share
  transactions                                  $ (15,457,871)   $ (48,928,008)   $      10,751     $    (240,786)
                                                =============    =============    =============     =============


                                                                GLOBAL POST-VENTURE CAPITAL
                                                     Common Class shares          Advisor Class shares
                                                --------------------------    --------------------------
                                                              For the Year Ended October 31,
                                                --------------------------------------------------------
                                                    1999           1998           1999          1998
                                                -----------    -----------    -----------    -----------
Shares sold                                         251,394        131,789          2,700              0
Shares issued to shareholders on
  reinvestment of dividends and distributions           971         10,620              0              4
Shares redeemed                                    (222,874)       (81,397)            (4)             0
                                                -----------    -----------    -----------    -----------
Net increase in shares outstanding                   29,491         61,012          2,696              4
                                                ===========    ===========    ===========    ===========
Proceeds from sale of shares                    $ 4,427,359    $ 1,626,747    $    49,059    $         0
Reinvested dividends and distributions               11,069        108,115              4             40
Net asset value of shares redeemed               (3,738,096)      (915,348)           (71)             0
                                                -----------    -----------    -----------    -----------
Net increase from capital share transactions    $   700,332    $   819,514    $    48,992    $        40
                                                ===========    ===========    ===========    ===========

7. Proposed Acquisition

     On October 23, 1999, the Board of Directors reviewed and unanimously approved two proposals for the Warburg, Pincus Global Post-Venture Capital Fund, Inc. and the Warburg, Pincus Emerging Markets Fund, Inc. (each the "Acquiring Fund") to acquire the Warburg, Pincus Post-Venture Capital Fund, Inc. and the Warburg, Pincus Emerging Markets II Fund, Inc. (each the "Acquired Fund"), respectively. Under the terms of the proposal, the Acquiring Fund would acquire all or substantially all of the assets and liabilities of the Acquired Fund.

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

7. Proposed Acquisition -- (cont'd)

     Upon completion of the acquisition, each shareholder of the Acquired Fund would become a shareholder of the corresponding Acquiring Fund and receive shares of the same Class of the Acquired Fund with a value equal to the value of the shareholder's investment in the Fund. Each Acquired Fund will be liquidated upon consummation of the acquisition. Shareholders of record as of November 16, 1999 will be entitled to vote on this proposal. Proxy materials describing the proposed acquisition were mailed to shareholders of the respective Acquired Fund in anticipation of a special meeting of shareholders, which is scheduled for January 27, 2000. Completion of the acquisition is expected to occur January 28, 2000.


8. Liabilities

     At October 31, 1999, the Funds had the following affiliated and investment related liabilities:

                                                                                Global
                                                International    Emerging    Post-Venture
                                                   Equity        Markets       Capital
                                                -------------  -----------   ------------
Payable for investments purchased unsettled      $ 5,131,854   $ 3,315,725   $    19,580
Investment advisory fee payable                      950,424             0         3,377
Administrative services fee payable                  174,583        13,439         4,418
Shareholder servicing/distribution fee payable       386,021        14,559         1,749
Payable for Fund shares redeemed                   9,805,952       461,852           520
                                                 -----------   -----------   -----------
                                                 $16,448,834   $ 3,805,575   $    29,644
                                                 ===========   ===========   ===========

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

9. Net Assets

     At October 31, 1999, capital contributions, undistributed net investment income, accumulated net realized gain (loss) from security transactions and current period dividends and distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency, equity swap transactions and foreign taxes on capital gains. International Equity, Emerging Markets, and Global Post-Venture Capital reclassified $3,429,911, $774,105 and $14,579, respectively, from accumulated net realized loss on security transactions and foreign currency related items to undistributed net investment income. Emerging Markets reclassified $1,008,188 from accumulated net investment loss to capital contributions. Global Post-Venture Capital reclassified $47,742 from accumulated net investment loss to accumulated net realized gain from security transactions. International Equity and Emerging Markets reclassified $3,066,516 and $126,744, respectively from accumulated net realized gain from security transactions to undistributed net investment income. Emerging Markets reclassified $722,400 from accumulated net realized gain from security transactions to ordinary income. Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.

     Net assets at October 31, 1999, consisted of the following:

                                                                                 Global
                                         International        Emerging         Post-Venture
                                            Equity             Markets           Capital
                                        ---------------    ---------------    ---------------
Capital contributed, net                $   962,104,022    $   117,500,162    $     4,146,427
Undistributed net investment income           5,901,701                  0                  0
Accumulated net realized gain (loss)
  from security transactions                (22,428,004)       (60,317,796)         1,847,169
Net unrealized appreciation
  (depreciation) from investments and
  foreign currency related items            256,942,803         10,642,361          1,322,872
                                        ---------------    ---------------    ---------------
Net assets                              $ 1,202,520,522    $    67,824,727    $     7,316,468
                                        ===============    ===============    ===============

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

10. Capital Loss Carryover

     At October 31, 1999, capital loss carryovers available to offset possible future capital gains of each Fund were as follows:

                                                      Capital Loss Carryover
           Fund                                          Expiring in 2006
           ----                                       ----------------------
           International Equity                           $22,258,329
           Emerging Markets                                59,603,866

     During the year ended October 31, 1999, International Equity and Emerging Markets utilized $159,602,694 and $4,320,379 of capital losses, respectively.

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

11. Other Financial Highlights

     Each Fund currently offers one other class of shares, the Common Class shares, representing equal pro rata interests in each of the Funds. The financial highlights for a Common Class share of each Fund are as follows:

                                                                           International Equity
                                                ---------------------------------------------------------------------------------
                                                                               Common Class
                                                ---------------------------------------------------------------------------------
                                                                       For the Year Ended October 31,
                                                ---------------------------------------------------------------------------------
                                                  1999            1998                1997              1996              1995
                                                --------       ----------          ----------         ---------        ----------
YEAR ENDED:
Per-share data
Net asset value, beginning of year              $  16.64       $    20.76          $    20.69         $   19.30        $    20.51
                                                --------       ----------          ----------         ---------        ----------
Investment activities:
  Net investment income                             0.13             0.12(a)             0.04              0.22              0.12
  Net gains (losses) on investments and
    foreign currency related items
    (both realized and unrealized)                  5.11            (1.38)               0.88              1.73             (0.67)
                                                --------       ----------          ----------         ---------        ----------
      Total from investment activities              5.24            (1.26)               0.92              1.95             (0.55)
                                                --------       ----------          ----------         ---------        ----------
Less dividends and distributions:
  Dividends from net investment income              0.00            (0.14)              (0.11)            (0.56)            (0.13)
  Distributions from realized capital gains         0.00            (2.72)              (0.74)             0.00             (0.53)
                                                --------       ----------          ----------         ---------        ----------
      Total dividends and distributions             0.00            (2.86)              (0.85)            (0.56)            (0.66)
                                                --------       ----------          ----------         ---------        ----------
Net asset value, end of year                    $  21.88       $    16.64          $    20.76         $   20.69        $    19.30
                                                ========       ==========          ==========         =========        ==========
Total return                                       31.49%           (6.12)%              4.54%            10.35%            (2.55)%

Ratios and supplemental data
Net assets, end of year (000s omitted)          $970,530       $1,283,673          $2,312,042         $2,885,453       $2,068,207
  Ratio of expenses to average net assets           1.44%@           1.36%@              1.33%@            1.38%@            1.39%
  Ratio of net income to average net assets          .59%             .65%                .56%              .62%              .69%
Portfolio turnover rate                           116.35%           95.44%              61.80%            32.49%            39.24%


-------------

(a) Per share information is calculated using the average shares outstanding method.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .01%, .00%, .01% and .01%, for the years ended October 31, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.43%, 1.36%, 1.32% and 1.37% for the years ended October 31, 1999, 1998, 1997 and 1996, respectively.

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

11. Other Financial Highlights -- (cont'd)

                                                                  Emerging Markets
                                                 ----------------------------------------------------
                                                                    Common Class
                                                 ----------------------------------------------------
                                                            For the Year Ended October 31,
                                                 ----------------------------------------------------
                                                  1999       1998        1997       1996       1995**
                                                 -------    -------    --------   --------     ------
PERIOD ENDED:
Per-share data
Net asset value,
  beginning of period                            $  6.59    $ 10.82    $  12.19   $  11.28     $10.00
                                                 -------    -------    --------   --------     ------
Investment activities:
  Net investment income                             0.05       0.11        0.04       0.07       0.08
  Net gains (losses) on investments and
    foreign currency related items
    (both realized and unrealized)                  2.63      (3.86)      (1.34)      0.99       1.25
                                                 -------    -------    --------   --------     ------
      Total from investment activities              2.68      (3.75)      (1.30)      1.06       1.33
                                                 -------    -------    --------   --------     ------
Less dividends and distributions:
  Dividends from net investment income              0.00      (0.04)      (0.03)     (0.08)     (0.05)
  Distributions from realized capital gains         0.00      (0.44)      (0.04)     (0.07)      0.00
                                                 -------    -------    --------   --------     ------
      Total dividends and distributions             0.00      (0.48)      (0.07)     (0.15)     (0.05)
                                                 -------    -------    --------   --------     ------
Net asset value, end of period                   $  9.27    $  6.59    $  10.82   $  12.19     $11.28
                                                 =======    =======    ========   ========     ======
Total return                                       40.67%    (35.95)%    (10.71)%     9.46%     13.33%+

Ratios and supplemental data:
Net assets, end of period (000s omitted)         $67,783    $60,189    $155,806   $218,421     $6,780
  Ratio of expenses to average net assets           1.66%@     1.65%@      1.66%@     1.62%@     1.00%*
  Ratio of net income to average net assets          .55%      1.00%        .24%       .31%      1.25%*
  Decrease reflected in above operating expense
    ratios due to waivers/reimbursements             .73%       .63%        .46%       .77%     11.08%*
Portfolio turnover rate                           196.07%    125.59%      92.48%     61.84%     57.76%+


--------------

** For the period December 30, 1994 (commencement of operations) through October 31, 1995.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .01%, .00%, .01% and .01%, for the years ended October 31, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.65%, 1.65%, 1.65% and 1.61% for the years ended October 31, 1999, 1998, 1997 and 1996, respectively.

+    Non annualized.

*    Annualized.

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

11. Other Financial Highlights -- (cont'd)

                                                                   Global Post-Venture Capital
                                                         -------------------------------------------------
                                                                           Common Class
                                                         -------------------------------------------------
                                                                   For the Year Ended October 31,
                                                         -------------------------------------------------
                                                           1999         1998          1997          1996**
                                                         -------       -------       -------        ------
PERIOD ENDED:
Per-share data
    Net asset value, beginning of period                 $ 10.53       $ 11.15       $  9.86        $10.00
                                                         -------       -------       -------        ------
Investment activities:
    Net investment loss                                    (0.09)        (0.02)        (0.13)         0.00
    Net gains (losses) on investments and foreign
      currency related items (both realized
      and unrealized)                                       8.84         (0.20)         1.42         (0.14)
                                                         -------       -------       -------        ------
      Total from investment activities                      8.75         (0.22)         1.29         (0.14)
                                                         -------       -------       -------        ------
Less dividends and distributions:
    Dividends from net investment income                    0.00         (0.29)         0.00          0.00
    Distributions from realized capital gains              (0.03)        (0.11)         0.00          0.00
                                                         -------       -------       -------        ------
      Total dividends and distributions                    (0.03)        (0.40)         0.00          0.00
                                                         -------       -------       -------        ------
Net asset value, end of period                           $ 19.25       $ 10.53       $ 11.15        $ 9.86
                                                         =======       =======       =======        ======
Total return                                               83.36%        (1.91)%       13.08%        (1.40)%+

Ratios and supplemental data
Net assets, end of period (000s omitted)                 $ 7,263       $ 3,661       $ 3,197        $3,007
    Ratio of expenses to average net assets                 1.66%@        1.65%@        1.66%@        1.65%@*
    Ratio of net loss to average net assets                 (.61)%       (1.01)%        (.96)%        (.20)%*
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements                                2.07%         3.90%         6.48%        21.71%*
Portfolio turnover rate                                   239.88%       186.67%       207.25%         5.85%+


-------------

** For the period September 30, 1996 (commencement of operations) through October 31, 1996.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .01%, .00%, .01% and .00%, for the years ended October 31, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' expense ratios after reflecting these arrangements were 1.65%, 1.65%, 1.65% and 1.65% for the years ended October 31, 1999, 1998,
     1997 and 1996, respectively.

+    Non annualized.

*    Annualized.

Warburg Pincus Funds
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Warburg, Pincus International Equity Fund, Inc.;
Warburg, Pincus Emerging Markets Fund, Inc. And
Warburg, Pincus Global Post-Venture Capital Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments of Warburg, Pincus Emerging Markets Fund, Inc. and the statements of net assets of Warburg, Pincus International Equity Fund, Inc., and Warburg, Pincus Global Post-Venture Capital Fund, Inc. (all funds collectively referred to as the "Funds") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Funds at October 31, 1999, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 10, 1999

                                 ANNUAL REPORT

                                October 31, 1999

                   WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
                    WARBURG PINCUS INTERNATIONAL EQUITY FUND
                WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
                      WARBURG PINCUS EMERGING MARKETS FUND
                WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND

                          Shareholder Meeting Results

A special meeting of shareholders of each Fund was held on May 21, 1999. At the special meeting, the following persons were elected as directors of each Fund, constituting the entire Board of Directors: Richard H. Francis, Jack W. Fritz, Jeffrey E. Garten, James S. Pasman, Jr., William W. Priest, Steven N. Rappaport, Arnold M. Reichman and Alexander B. Trowbridge.

In addition, shareholders of each Fund voted on the following matters:

     Proposal 1:  Approval of a new investment advisory agreement between each Fund and Credit Suisse Asset
                  Management, LLC.

     Proposal 2:  Ratification of the selection of PricewaterhouseCoopers
                  LLP as the independent accountants for each of the Funds for the fiscal year ending October 31, 1999.

Shareholders of the Global Post-Venture Capital Fund also voted on the following matter:

     Proposal 3:  Approval of a new sub-investment advisory agreement between the Fund, Credit Suisse Asset Management, LLC and Abbott Capital Management, LLC.

The voting results for each Fund were as follows:

Election of Directors:

 |MAJOR FOREIGN MARKETS                          FOR         |      WITHHELD       |
 |Richard H. Francis                       2,534,781.4610    |     14,008.2530     |
 |Jack W. Fritz                            2,534,442.1640    |     14,347.5500     |
 |Jeffrey E. Garten                        2,534,647.7190    |     14,141.9950     |
 |James S. Pasman, Jr.                     2,534,781.4610    |     14,008.2530     |
 |William W. Priest                        2,534,781.4610    |     14,008.2530     |
 |Steven N. Rappaport                      2,534,781.4610    |     14,008.2530     |
 |Arnold M. Reichman                       2,534,442.1640    |     14,347.5500     |
 |Alexander B. Trowbridge                  2,534,647.7190    |     14,141.9950     |

 |INTERNATIONAL EQUITY                      FOR         |      WITHHELD       |
 |Richard H. Francis                  44,252,251.0506   |   1,262,814.9486    |
 |Jack W. Fritz                       44,266,541.1066   |   1,248,524.8926    |
 |Jeffrey E. Garten                   44,292,472.3236   |   1,222,593.6756    |
 |James S. Pasman, Jr.                44,257,282.8356   |   1,257,783.1636    |
 |William W. Priest                   44,267,427.9096   |   1,247,638.0896    |
 |Steven N. Rappaport                 44,270,116.8816   |   1,244,949.1176    |
 |Arnold M. Reichman                  44,292,838.9206   |   1,222,227.0786    |
 |Alexander B. Trowbridge             44,256,370.9036   |   1,258,695.0956    |

 |INTERNATIONAL SMALL COMPANY                FOR        |       WITHHELD      |
 |Richard H. Francis                    375,617.5988    |      14,205.8252    |
 |Jack W. Fritz                         375,617.5988    |      14,205.8252    |
 |Jeffrey E. Garten                     375,617.5988    |      14,205.8252    |
 |James S. Pasman, Jr.                  375,617.5988    |      14,205.8252    |
 |William W. Priest                     375,617.5988    |      14,205.8252    |
 |Steven N. Rappaport                   375,617.5988    |      14,205.8252    |
 |Arnold M. Reichman                    375,617.5988    |      14,205.8252    |
 |Alexander B. Trowbridge               375,617.5988    |      14,205.8252    |

 |EMERGING MARKETS                          FOR         |       WITHHELD      |
 |Richard H. Francis                  6,077,638.1640    |      91,382.6210    |
 |Jack W. Fritz                       6,075,770.0260    |      93,250.7590    |
 |Jeffrey E. Garten                   6,050,204.3550    |     118,816.4300    |
 |James S. Pasman, Jr.                6,057,252.2110    |     111,768.5740    |
 |William W. Priest                   6,069,593.5060    |      99,427.2790    |
 |Steven N. Rappaport                 6,050,204.3550    |     118,816.4300    |
 |Arnold M. Reichman                  6,066,659.9340    |     102,360.8510    |
 |Alexander B. Trowbridge             6,078,149.3620    |      90,871.4230    |

 |GLOBAL POST-VENTURE CAPITAL                FOR        |        WITHHELD     |
 |Richard H. Francis                    258,640.2500    |       6,584.5680    |
 |Jack W. Fritz                         286,640.2500    |       6,584.5680    |
 |Jeffrey E. Garten                     258,306.4640    |       6,918.3540    |
 |James S. Pasman, Jr.                  258,640.2500    |       6,584.5680    |
 |William W. Priest                     258,557.3480    |       6,667.4700    |
 |Steven N. Rappaport                   258,306.4640    |       6,918.3540    |
 |Arnold M. Reichman                    258,306.4640    |       6,918.3540    |
 |Alexander B. Trowbridge               258,223.5620    |       7,001.2560    |

Proposal 1:

                       |     MAJOR      |                 | INTERNATIONAL |                |    GLOBAL        |
                       |    FOREIGN     |  INTERNATIONAL  |     SMALL     |    EMERGING    | POST-VENTURE     |
                       |    MARKETS     |     EQUITY      |    COMPANY    |    MARKETS     |   CAPITAL        |
                         --------------   ---------------   -------------   --------------   ------------
                       |     TOTAL      |      TOTAL      |    TOTAL      |     TOTAL      |    TOTAL         |
                       |     NUMBER     |     NUMBER      |    NUMBER     |     NUMBER     |    NUMBER        |
                       |    OF VOTES    |    OF VOTES     |   OF VOTES    |    OF VOTES    |   OF VOTES       |
 Approve               | 2,435,625.7200 | 43,631,474.4944 | 167,404.8670  | 5,923,788.1774 | 255,949.5658     |
 Disapprove            |     1,221.2330 |    668,159.0348 |            0  |   146,922.6169 |   3,417.8182     |
 Abstain               |   111,942.7610 |  1,215,432.7700 |     851.0770  |    98,309.9907 |   5,857.4340     |

Proposal 2:

                       |     MAJOR      |                 | INTERNATIONAL |                |    GLOBAL        |
                       |    FOREIGN     |  INTERNATIONAL  |     SMALL     |    EMERGING    | POST-VENTURE     |
                       |    MARKETS     |     EQUITY      |    COMPANY    |    MARKETS     |   CAPITAL        |
                         --------------   ---------------   -------------   --------------   ------------
                       |     TOTAL      |      TOTAL      |    TOTAL      |     TOTAL      |    TOTAL         |
                       |     NUMBER     |     NUMBER      |    NUMBER     |     NUMBER     |    NUMBER        |
                       |    OF VOTES    |    OF VOTES     |   OF VOTES    |    OF VOTES    |   OF VOTES       |
 Approve               | 2,535,443.2050 | 44,317,841.8269 | 372,886.5090  | 6,041,984.4736 | 263,267.4876     |
 Disapprove            |       537.3040 |    325,584.6807 |   3,300.5910  |    53,645.4970 |     814.8296     |
 Abstain               |    12,809.2050 |    871,639.4916 |  13,636.3240  |    73,390.8144 |   1,142.5008     |

Proposal 3:

 |                                                       GLOBAL POST-VENTURE CAPITAL |
                                                         ---------------------------
 |                                                              TOTAL NUMBER         |
 |                                                                OF VOTES           |
 |Approve                                                       256,814.5580         |
 |Disapprove                                                      2,551.7500         |
 |Abstain                                                         5,858.5100         |

Warburg Pincus International Equity Funds
Shareholder Tax Information (Unaudited)
--------------------------------------------------------------------------------

     Each Fund is required by Subchapter M of the Code to advise its shareholders within 60 days of each Fund's fiscal year end as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such fiscal year. During the fiscal year ended October 31, 1999, the following dividends and distributions per share were paid by each of the Funds:

                               Ordinary   Long-term     Foreign Source   Foreign taxes
                                 income  Capital Gains      Income      Paid or Withheld
Fund                           Per share  Per share        Per share     Per share
----                           ---------  ---------     --------------  ----------------
     Payment date               12/04/98   12/04/98
                               ---------   --------
Global Post-Venture Capital
  Common Class shares            0.0000     0.0345           N/A           N/A
  Advisor Class shares           0.0000     0.0345           N/A           N/A


     International Equity and Emerging Markets did not pay any ordinary income dividends or capital gain distributions during the current fiscal year. Further, the above information was provided to calendar year taxpayers on Form 1099-DIV mailed in January of 1999.


     Because the fiscal year of the Funds is not a calendar year, another notification will be sent with respect to calendar year 1999. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2000.

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

                       This page intentionally left blank

                                 WARBURG PINCUS

                                  ADVISOR FUNDS


                                  CREDIT SUISSE

                                ASSET MANAGEMENT

                                SECURITIES, INC.,

                                   DISTRIBUTOR


Credit Suisse Asset Management Securities, Inc., Distributor, 466 Lexington Avenue, New York, NY 10017. Telephone: 800-927-2874. Warburg Pincus Advisor Funds are advised by Credit Suisse Asset Management, LLC.

                                [GRAPHIC OMITTED]

                                                                    ADISF-2-1099